As filed with the Securities and Exchange Commission on March 27, 2007

1933 Act File No. 333-140015

1940 Act File No. 811-22005

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 2

☐	Post-Effective Amendment No. ___

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 2

EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

200 Berkeley Street

Boston, MA 02116-5034

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(617) 210-3200

(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copy of Communications to:

Timothy W. Diggins, Esq. Ropes & Gray LLP One International Place Boston, MA 02110	David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006	Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

---------------------------

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c)

---------------------------

CALCULATION OF REGISTRATION FEE UNDER THE

SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price /1/	Amount of Registration Fee /2/

Common Shares, no par value	57,000,000 Shares	$20	$1,140,000,000	$34,998

/1/ Estimated solely for the purpose of calculating the registration fee.

/2/ $3,210 of which was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commision is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED      , 2007

PRELIMINARY PROSPECTUS

    EVERGREEN LOGO

      Shares

Evergreen Global Dividend Opportunity Fund

Common Shares

$20.00 per Share

___________

Evergreen Global Dividend Opportunity Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objectives.

Portfolio Management Strategies. Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies and other equity securities that the Fund’s Sub-Advisor (as defined below) believes should, in the aggregate, offer above average potential for current and/or future dividends. In selecting equity securities for the Fund, the Sub-Advisor will seek to emphasize securities that pay dividends that qualify for favorable federal income tax treatment. In addition, the Sub-Advisor expects to use a dividend capture program in an attempt to increase current income. The Fund will also employ an Option Strategy (as defined below) of writing (selling) call options on a variety of U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities. A portion of the dividends received by the Fund from its investments in equity securities will not qualify for favorable federal income tax treatment (and so will be taxable at ordinary federal income tax rates), and a substantial portion of the Fund’s income from other investments, including the Option Strategy, will be taxable at ordinary federal income tax rates.

No Prior Trading History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds frequently trade at prices lower than their net asset values. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund’s common shares have been approved for listing on the New York Stock Exchange under the symbol “EOD,” subject to notice of issuance.

An investment in the Fund involves a high degree of risk and is not appropriate for all investors. (Continued on following page).

Investing in the Fund’s common shares involves risks that are described in the “Risk Factors” section beginning on page 33 of this prospectus.

	Per Share	Total (3)
Public Offering Price	$20.00	$
Sales Load(1)	$0.90	$
Estimated Offering Expenses(2)	$0.04	$
Proceeds, After Expenses, to the Fund	$19.06	$

(notes on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Underwriters expect to deliver the shares to purchasers on or about       , 2007.

Wachovia Securities	A.G. Edwards

Robert W. Baird & Co.	BB&T Capital Markets
Crowell, Weedon & Co.	Ferris, Baker Watts Incorporated
Morgan Keegan & Company Inc.	Southwest Securities
Wedbush Morgan Securities Inc.	Wells Fargo Securities

___________

The date of this prospectus is       , 2007.

(notes from previous page)

_________________________________

(1) The Advisor has agreed to pay from its own assets a structuring fee to each of Wachovia Capital Markets, LLC and A.G. Edwards & Sons, Inc. The Advisor may pay certain qualifying underwriters a structuring fee, additional compensation, or a sales incentive fee in connection with the offering. See “Underwriting.”

(2) The aggregate expenses of the offering (exclusive of the sales load) are estimated to be $     . The Advisor has agreed to pay the amount by which the aggregate of all of the Fund’s organizational expenses and offering costs (other than the sales load) exceeds $0.04 per common share. See “Underwriting.”

(3) The underwriters may also purchase up to an additional       common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses, and proceeds, after expenses, to the Fund will be $     , $     , $     , and $     , respectively.

(continued from cover page.)

The Fund expects normally to invest at least 80% of its total assets (plus the amount of any borrowings for investment purposes) in equity securities (including securities convertible into equity securities) of U.S. and non-U.S. companies that pay attractive dividends or that the Sub-Advisor (as defined below) believes have the potential to increase dividends over time. The Fund expects normally to invest at least 65% of its total assets in securities of issuers in the utilities, energy, and telecommunications sectors (or any one or more of these sectors). Securities will be chosen using a proprietary fundamental investment process by which the Sub-Advisor seeks to identify quality companies around the world with a proven track record of delivering consistent or rising dividends and companies likely to raise their dividends meaningfully or to pay a significant special dividend. Although, in selecting equity securities, the Sub-Advisor will seek to emphasize securities that pay dividends that qualify for favorable federal income tax treatment, there can be no assurance as to the amount of any distribution that will qualify for such treatment. The Fund may enter into short sales on equity securities, in an amount up to 30% of the Fund’s total assets, that the Sub-Advisor expects to decline in value.

The Sub-Advisor intends to make use of a dividend capture strategy, by which the Fund purchases a stock before an ex-dividend date, and so becomes entitled to the dividend. The Fund then typically sells the stock on or shortly after the stock’s ex-dividend date, using the sale proceeds to purchase one or more other stocks expected to pay dividends. See “Investment Objectives and Principal Investment Strategies—Principal Investment Strategies” and “—Portfolio Turnover.”

The Advisor (as defined below) will employ an option strategy (the “Option Strategy”) in an attempt to generate gains from the premiums on call options written by it on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities. The Fund may write call options with an aggregate net notional amount of up to 50% of the value of the Fund’s total assets, and the Advisor currently expects that the Fund will initially write options with an aggregate net notional amount of approximately 35% of the value of the Fund’s total assets. The extent of the Fund’s use of written call options will vary over time based, in part, on the Advisor’s assessment of market conditions, pricing of options, related risks, and other factors. A portion of the Fund’s net gain from the option strategy will likely be taxed as ordinary income. See “Investment Objectives and Principal Investment Strategies – Option Strategy” and “Risk Factors – Options Risk.”

Advisors. Evergreen Investment Management Company, LLC (the “Advisor”) serves as the investment advisor to the Fund. The Advisor will oversee generally the investment program of the Fund and will implement the Option Strategy. Crow Point Partners, LLC (the “Sub-Advisor”) will serve as the investment sub-advisor to the Fund. The Sub-Advisor will manage the portion of the Fund’s portfolio invested in equity securities. See “Management of the Fund.”

Leverage. The Fund may enter into various derivative transactions that may in some circumstances give rise to a form of leverage. The Fund would likely use these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy that the Fund employs will be successful. See “Leverage” and “Risk Factors—Leverage Risk.”

_______________________

You should read this prospectus, which sets forth concisely the information about the Fund that you ought to know, before deciding whether to invest in the Fund’s common shares, and retain it for future reference. A Statement of Additional Information, dated      , 2007 (the “Statement of Additional Information”), containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 59 of this prospectus, or request other information about the Fund or make shareholder inquiries by calling 1-800-730-6001, or by writing to the Fund or by visiting the Fund’s web site at (http://www.evergreeninvestments.com). Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements, and other information with the Securities and Exchange Commission (the “Commission”). To obtain this information or the Fund’s Statement of Additional Information electronically, please visit the Fund’s web site at http://www.evergreeninvestments.com, or call 1-800-730-6001 (toll-free). You can review and copy documents the Fund has filed at the Commission’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission’s EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission’s Public Reference Section, 100 F Street N.E., Room 1580, Washington, D.C. 20549.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained in or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus, and that the Fund’s business, financial condition, and prospects may have changed since that date.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	24
THE FUND	25
USE OF PROCEEDS	25
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	25
LEVERAGE	32
RISK FACTORS	33
MANAGEMENT OF THE FUND	43
DIVIDENDS AND DISTRIBUTIONS	45
AUTOMATIC DIVIDEND REINVESTMENT PLAN	47
CLOSED-END FUND STRUCTURE	48
U.S. FEDERAL INCOME TAX MATTERS	49
NET ASSET VALUE	51
DESCRIPTION OF SHARES	52

ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT

AND DECLARATION OF TRUST AND BY-LAWS	54
UNDERWRITING	56
CERTAIN AFFILIATIONS	58
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND REGISTRAR	58
LEGAL MATTERS	58
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58
PRIVACY POLICY	58
ADDITIONAL INFORMATION	58
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION	59

        Until               , 2007 (25 days after the date of this prospectus), all dealers that buy, sell, or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Risk Factors.”

The Fund......................

Evergreen Global Dividend Opportunity Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. See “The Fund.” The Fund’s principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, and its telephone number is 1-800-343-2898.

The Offering........................

The Fund is offering        common shares at an initial offering price of $20.00 per share. The common shares are being offered by a group of underwriters (the “underwriters”) led by Wachovia Capital Markets, LLC and A.G. Edwards & Sons, Inc. The common shares of beneficial interest are called “common shares” in the rest of this prospectus. You must purchase at least 100 common shares ($2,000) in order to participate in the offering. The Fund has granted the underwriters the right to purchase up to an additional          common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. Evergreen Investment Management Company, LLC, the Fund’s investment advisor (the “Advisor”), has agreed to pay the amount by which the aggregate of all of the Fund’s organizational expenses and offering costs (other than the sales load) exceeds $0.04 per common share. See “Underwriting.”

Investment Objectives........

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objectives. See “Investment Objectives and Principal Investment Strategies.”

Investment Policies...............

General. Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies and other equity securities that Crow Point Partners, LLC (the “Sub-Advisor”) believes should, in the aggregate, offer above average potential for current and/or future dividends. In selecting equity securities for the Fund, the Sub-Advisor will seek to emphasize securities that pay dividends that qualify for favorable federal income tax treatment. The Fund’s investments in equity securities will likely include primarily common stocks, although the Fund may also invest in preferred stocks, and securities convertible into or exchangeable for common stock, such as convertible preferred stocks or convertible debt.

The Fund may invest in stocks of any market capitalization in any industry sector and style. The Fund expects normally to invest at least 80% of its total assets (plus the amount of any borrowings for investment purposes) in equity securities (including securities convertible into equity securities) of U.S. and non-U.S. companies that pay attractive dividends or that the Sub-Advisor believes have the potential to increase dividends over time.

The Fund’s equity investments will normally include securities issued by U.S. and non-U.S. companies. The Fund expects normally to invest at least 65% of its total assets in securities of issuers in the utilities, energy, and telecommunications sectors (or any one or more of these sectors). Securities will be chosen using a proprietary fundamental investment process by which the Sub-Advisor seeks to identify quality companies around the world with a proven track record of delivering consistent or rising dividends and companies likely to raise their dividends meaningfully and/or to pay a significant special dividend. In selecting investments for the Fund, the Sub-Advisor expects to focus on securities with what the Sub-Advisor considers favorable levels of liquidity, issued by established companies with the potential to fund and/or grow dividends.

The Fund may enter into short sales on equity securities, in an amount up to 30% of the Fund’s total assets, that the Sub-Advisor expects to decline in value. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at or prior to the time of replacement. Short sales may be done for investment or hedging purposes.

Under current federal income tax law, qualifying dividends may be taxed at the same rate as long-term capital gains (currently 15%). The Sub-Advisor will seek to emphasize equity securities that pay dividends qualifying for that favorable tax treatment although certain of the Fund’s investment strategies may affect the Fund’s ability to meet the requirements to qualify for such favorable tax treatment. (Unless the expiration date of the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), giving effect to this favorable tax treatment is extended, this favorable tax treatment will no longer be available after 2010, and distributions by the Fund, other than capital gain distributions, will be fully taxable at ordinary income tax rates.) Dividends that do not qualify for that favorable tax treatment will be taxable at ordinary income tax rates, as will income and gains from other investments not qualifying for long-term capital gain treatment. Although, in selecting equity securities, the Sub-Advisor will seek to emphasize securities that qualify for favorable tax treatment, the Sub-Advisor may in its discretion select securities that do not so qualify. Accordingly, there can be no assurance as to the percentage (if any) of the Fund’s distributions that will qualify for taxation to individual common shareholders as qualified dividend income. See “Risk Factors—Tax Risk.”

The Sub-Advisor intends to make use of a dividend capture strategy, by which the Fund purchases a stock before an ex-dividend date, and so becomes entitled to the dividend. The Fund then typically sells the stock on or shortly after the stock’s ex-dividend date, using the sale proceeds to purchase one or more other stocks expected to pay dividends. The Sub-Advisor will generally attempt to hold any stock purchased in connection with a dividend capture strategy long enough to meet any holding period requirement necessary to take advantage of any reduced federal income tax rate on dividends. Use of a dividend capture strategy may result in increased portfolio turnover rates and related brokerage expenses. See “Investment Objectives and Principal Investment Strategies – Portfolio Turnover.”

Although not every equity security in the Fund’s portfolio will pay dividends, the Sub-Advisor will select companies that it believes should offer attractive current and/or future dividends in an attempt to build an equity portfolio that offers an attractive dividend yield in the aggregate. The Sub-Advisor will not limit its investments to companies representative of any particular investment style. For example, the Sub-Advisor may select “growth” companies on the basis of their promising business models, strong management, or anticipated growth in cash flows. The Sub-Advisor might also select “value” companies if it believes that their securities are undervalued by other investors.

The Fund may invest in equity securities of any type, including, for example, real estate investment trusts (“REITs”), exchange-traded funds ("ETFs"), closed-end investment companies, and open-end mutual funds. The Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations.

As an alternative to investments in equity securities, the Fund may invest in debt securities that are convertible into common or preferred stocks, or that the Sub-Advisor otherwise believes provide an investment return comparable to, or more favorable than, investment in equity securities. The Fund will not invest in debt securities rated below B- or the equivalent by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Service ("Standard & Poor’s"). High yield debt securities are commonly referred to as “junk bonds.” The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. However, the Fund would not normally expect that these types of securities would exceed in the aggregate 5% of Fund’s total assets. See “Risk Factors-High Yield Debt Securities Risk.”

The Fund intends normally to invest in equity securities of issuers located in at least 5 different countries, including the U.S. The Fund currently expects to invest normally between 40% and 70% of its total assets in foreign securities, including up to 15% of its total assets in securities of issuers located in emerging markets.

The Fund will also employ a strategy (the “Option Strategy”) of writing (selling) call options on a variety of U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts, and individual securities. The Fund will use the Option Strategy in an attempt to generate gains from the premiums on call options written by it. The extent of the Fund’s use of written call options will vary over time based, in part, on the Advisor’s assessment of market conditions, pricing of options, and related risks. A portion of the Funds’s net gain from the Option Strategy will likely be taxed as ordinary income. See “Investment Objectives and Principal Investment Strategies—Option Strategy” and “Risk Factors – Options Risk.” A portion of the dividends received by the Fund from its investments in equity securities will not qualify for favorable federal income tax treatment (and so will be taxable at ordinary federal income tax rates), and a substantial portion of the Fund’s income from other investments, including the Option Strategy, will be taxable at ordinary federal income tax rates.

The Advisor and Sub-Advisor may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund’s equity investments, in order to hedge against changes in the U.S. dollar value of dividend income the Fund expects to receive in the future and that is denominated in foreign currencies, or in the U.S. dollar value of securities held by the Fund denominated in foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange-traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Advisor may enter into on behalf of the Fund.

Option Strategy. The Fund will use the Option Strategy in an attempt to generate gains from the premiums on call options written by it on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities.

The Fund may write call options with an aggregate net notional amount of up to 50% of the value of the Fund’s total assets, and the Advisor currently expects that the Fund will initially write options with an aggregate net notional amount of approximately 35% of the value of the Fund’s total assets. The extent of the Fund’s use of written call options will vary over time based, in part, on the Advisor’s assessment of market conditions, pricing of options, related risks, and other factors. The Fund will limit option writing to an aggregate net notional amount less than the value of the Fund’s equity securities in order to allow the Fund potentially to benefit from capital gains on its equity portfolio. The aggregate net notional amount of the open option positions sold by the Fund will never exceed the market value of the Fund’s equity investments. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. At any time the Advisor may limit or temporarily suspend the Option Strategy.

As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of the exercise date. In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. The Fund may write index call options that are “European style” options, meaning that the options may be exercised only on the expiration date of the option. The Fund also may write index call options that are “American style” options, meaning that the options may be exercised at any point up to and including the expiration date.

The Advisor will actively manage the Fund’s options positions using a proprietary quantitative and statistical analysis in an attempt to identify option transactions for the Fund that produce attractive current income for the Fund with appropriate limitations on the potential losses to the Fund from those transactions. The Advisor may attempt to preserve for the Fund the potential to realize a portion of any increases in the values of its portfolio securities by writing options that are out-of-the-money (that is, whose strike price is higher than the current market value or level of the underlying index), by limiting the amount of options the Fund writes, and by attempting, through use of quantitative and statistical analysis, to identify options that are likely to provide current income without undue risk of an untimely exercise.

The Fund may use listed/exchange-traded options contracts and also expects to use unlisted (or “over-the-counter”) options to a substantial degree (as options contracts on many foreign and sector-specific indices are currently available only in the over-the-counter market). Listed option contracts are typically originated and standardized by securities exchanges and clearing houses. Over-the-counter options are not originated or standardized by any exchange or clearing house or listed and traded on an options exchange. Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers, and financial institutions. The over-the-counter options written by the Fund will not be issued, guaranteed, or cleared by any exchange or clearing house. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers, or other financial institutions participating in such transactions will not fulfill their obligations.

Conventional call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing.

The principal factors affecting the market value of an option typically include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, changes in the dividend rates of underlying securities, the actual or perceived volatility of the underlying index, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as a liability. The Fund then adjusts the liability over time as the market value of the option changes. The value of each written option will be marked to market daily.

The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise, and assignment transactions), and may include margin and interest costs in connection with both exchange-traded and over-the-counter transactions. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be higher for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund’s Option Strategy will vary depending on market circumstances and other factors. Transaction costs will decrease the amount of any gain the Fund realizes on an option or increase the amount of any loss the Fund realizes on an option.

The Fund may seek to close out (terminate) a call option it has written by buying an offsetting option or, in the case of some over-the-counter options, agreeing with the purchaser to terminate the transaction prior to its expiration date. If the Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option (and may incur additional transaction costs). There can be no assurance that the Fund will be able to close out any particular option written by it at any time or at a favorable price.

Options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as “section 1256 contracts” for federal income tax purposes. For options that qualify as “section 1256 contracts,” the Fund’s gains and losses on those exchange-listed options generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for federal income tax purposes. For federal income tax purposes, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such outstanding index option position at the close of each taxable year, resulting in potential tax gains or losses to the Fund notwithstanding that the option has not been exercised or terminated. Options that do not qualify as section 1256 contracts (including, for example, options on exchange-traded funds, options on individual stocks, options on narrow-based indices, and over-the-counter options) will generally give rise to short-term capital gains or losses that will be recognized upon exercise, lapse, or disposition; any such gains, when distributed to U.S. taxable shareholders, will be taxable at ordinary income rates. See “U.S. Federal Income Tax Matters” for further discussion of the federal income tax treatment of the Fund’s position in options.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option, and (iii) index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. See “U.S. Federal Income Tax Matters” for information concerning the effect of certain options on the Fund’s ability to pay dividends that qualify for reduced rates of taxation.

The Advisor may cause the Fund to sell call options on “broad-based” equity indices, such as Standard & Poor’s 500 Index and the MSCI EAFE Index (Europe, Australasia, Far East), as well as those that provide exposure to the stock markets of specific countries, such as the FTSE 100 Index (U.K.), the DAX Index (Germany), the Nikkei Stock Average (Japan), the CAC 40 Index (France), the Mibtel Index (Italy), and the Madrid General Index (Spain). The Fund may also sell call options on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) utilities, energy, telecommunications and other technology, financial services, pharmaceuticals, and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.

The Fund will generally write (sell) index call options that are out-of-the-money or at-the-money at the time of sale. In addition to providing possible gains from premiums received, out-of-the-money index call options allow the Fund potentially to benefit from appreciation in the equities held by the Fund, to the extent the Fund’s equity portfolio is correlated with the applicable index, up to the exercise price. The Fund also reserves the right to sell index call options that are in-the-money (i.e., the value of the index is above the exercise price of the option at the time of sale), if, for example, the Advisor were to believe that the options were significantly mispriced (and so offered attractive possibility for gain by the Fund) or that the sale of such an option might beneficially alter the risk profile of the Fund’s option exposure. When the prices of the equity indices upon which call options are written rise, call options that were out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the options will be exercised, and the Fund will be forced to pay the amount of appreciation over the strike price upon the purchaser’s exercise of an option. The option premium, the exercise price, and the value of the index determine the gain or loss realized by the Fund as the seller of an index call option. See “U.S. Federal Income Tax Matters” for information concerning the effect of certain options on the Fund’s ability to pay dividends that qualify for reduced rates of taxation.

The Advisor will attempt to maintain for the Fund written call option positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund’s equity portfolio. However, this strategy involves the risk that changes in values of the indices underlying the Fund’s written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. This risk is particularly pronounced for the Fund because different firms will manage the Fund’s portfolio securities, on the one hand, and the Option Strategy, on the other. To the extent that the indices on which the options are written are not correlated with the underlying portfolio, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. The Fund may lose money both on the securities held by it in its portfolio and on options it has written. See “Risk Factors—Options Risk.”

The Advisor may also cause the Fund to buy or sell put options from time to time if the Advisor considered the pricing of those options highly favorable and purchase or sale of such an option might beneficially alter the risk profile of the Fund’s option exposure.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies and/or by causing option premiums to be converted into U.S. dollars prior to receipt by the Fund to protect against future fluctuations in foreign currencies in relation to the U.S. dollar.

The Fund may write call options on individual securities. The Advisor would write call options on individual securities with the same general strategies and goals as the Fund’s written options on indices. Unlike certain call options written on indices, all gains and losses from call options on such individual securities will be treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related or “substantially similar” security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). The Fund may, but will not necessarily, own the individual securities on which it writes a call option. See “U.S. Federal Income Tax Matters.”

There can be no assurance that the Fund’s Option Strategy will be successful, and the Option Strategy may result in losses.

Other Investments. The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances.

The Fund may invest in securities of open- or other closed-end investment companies, including exchange-traded funds, to the extent the Sub-Advisor considers such investments to be consistent with the Fund’s investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may enter into repurchase agreements and reverse repurchase agreements, may buy securities in private placements, and may lend its portfolio securities.

The Fund may invest up to 20% of its total assets in illiquid securities. For purposes of this 20% policy, over-the-counter options will not be considered illiquid.

An investment in the Fund may be speculative, involving a high degree of risk, and should not constitute a complete investment program. See “Risk Factors.”

For a further discussion of the Fund’s investment policies, see “Investment Objectives and Principal Investment Strategies.”

Portfolio Turnover. Portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund. The Fund may engage in active and frequent trading of portfolio securities (i.e., portfolio turnover), particularly during periods of volatile market movements. The Fund currently does not expect that its portfolio turnover rate for its first full fiscal year will exceed 180% although it is possible that the rate will be substantially higher than that. The Fund’s portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy or other derivative strategies, or to realize additional gains to be distributed to shareholders if these strategies are unsuccessful. In addition, the use of certain derivative instruments with relatively short maturities may tend to increase the portfolio turnover rate for the Fund. Successful use of any dividend recapture strategy by the Fund will likely require frequent purchases and sales of the Fund’s portfolio securities, increasing the Fund’s portfolio turnover rate and related transaction costs. The Fund is managed without regard generally to restrictions on portfolio turnover. Portfolio turnover involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These sales may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns to Fund shareholders. Please see “Investment Objectives and Principal Investment Strategies—Portfolio Turnover” in this prospectus and “Investment Objectives and Policies—Portfolio Trading and Turnover Rate” in the Statement of Additional Information.

Use of Leverage by the Fund.......................................

The Fund may enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund would likely use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund. See “Leverage” and “Risk Factors—Leverage Risk.”

Investment Advisors..............

Evergreen Investment Management Company, LLC (previously defined as the “Advisor”) is responsible for overseeing the day-to-day investment program of the Fund and for managing the Option Strategy. The Advisor has been managing mutual funds and private accounts since 1932 and, as of December 31, 2006, with its affiliates, managed over $104.8 billion in assets. The Fund pays the Advisor a fee, calculated daily and paid monthly, for its investment advisory services at an annual rate of 0.95% of the Fund’s average daily Total Assets. “Total Assets” means (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Fund (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively “external borrowings”) without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Fund, if any, constituting financial leverage shall not be considered a liability of the Fund for this purpose. See “Management of the Fund.”

The Advisor is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. The Advisor is a wholly owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation and is an affiliate of Wachovia Corporation’s other broker-dealer subsidiaries, including Wachovia Capital Markets, LLC, an underwriter for this offering. Wachovia Corporation’s asset management business, referred to as “Evergreen Investments,” has in the aggregate $ 273.2 billion in assets under management as of December 31, 2006.

The Advisor provides the Fund with investment research, advice, and supervision to help ensure that the Fund’s investment program is consistent with the Fund’s investment objectives and policies, subject to the supervision of the Fund’s Trustees. The Advisor will be responsible for formulating and implementing the Fund’s Option Strategy.

Crow Point Partners, LLC (previously defined as the “Sub-Advisor”) will manage the portion of the Fund’s portfolio invested in equity securities. The Sub-Advisor is located at 10 The New Driftway, Suite 203, Scituate, Massachusetts 02066. The Sub-Advisor was founded in 2006 by Timothy O’Brien and Peter DeCaprio, both former Evergreen employees with 23 and 18 years of investment experience, respectively. Crow Point Partners, LLC is owned by Timothy O’Brien and Peter DeCaprio, and by M.D. Sass-Macquarie Financial Strategies, L.P. and M.D. Sass-Macquarie Financial Strategies Investment Vehicle, LLC, each of which is controlled by certain principals of the M.D. Sass Group and Macquarie Bank Limited. The M.D. Sass Group is a New York - based money management firm founded in 1972 with $9.3 billion in assets under management as of December 31, 2006 and its principal office is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036. Macquarie Bank Limited is a publicly traded Australian investment bank with $111.0 billion in assets under management as of December 31, 2006 and its principal office is located at 20 Bond Street, Level 22, Sydney, Australia 2000. Messrs. O’Brien and DeCaprio are the sole Managing Directors of Crow Point. Mr. O’Brien will act as the lead portfolio manager of the Fund’s equity investments. The Sub-Advisor will receive from the Advisor a monthly sub-advisory fee at a rate of 0.20% per annum of the Fund’s average daily Total Assets (paid from the Advisor’s own assets, and not by the Fund).

Listing...................................

Currently, there is no public market for the Fund’s common shares. The Fund’s common shares have been approved for listing on the New York Stock Exchange under the symbol “EOD,” subject to notice of issuance.

Custodian and Transfer Agent.....................................

State Street Bank and Trust Company will serve as the Fund’s custodian, and Computershare Shareholder Services, Inc. (formerly known as EquiServe Trust Company, N.A.) will serve as the Fund’s transfer agent. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”

Administrator.......................

The Fund has engaged Evergreen Investment Services, Inc. (“EIS”) to provide certain administrative and accounting services for the Fund. The Fund will pay EIS a monthly fee computed at an annual rate of 0.05% of the Fund’s average daily Total Assets.

Market Price of Common Shares...........................

Common shares of closed-end investment companies frequently trade at prices lower than their net asset values. Common shares of closed-end funds have in the past, during some periods, traded at prices higher than their net asset values (at a “premium”) and, during other periods, traded at prices lower than their net asset values (at a “discount”). There can be no assurance that the Fund’s common shares will trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand, the Fund’s dividends paid (which will in turn be affected by levels of interest and dividend payments by the Fund’s portfolio holdings, the timing and success of the Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses, and other factors), call protection for portfolio securities, and interest rate movements. See “Leverage,” “Risk Factors,” and “Description of Shares.” The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Dividends and Distributions.....................

Commencing with the Fund’s first distribution, the Fund intends to make quarterly distributions to holders of the Fund’s common shares (“common shareholders”) at a rate that reflects the past and projected performance of the Fund.

The Sub-Advisor will seek to emphasize investments, within the Fund’s portfolio of equity securities, in securities that pay dividends that potentially qualify under current tax law for reduced rates applicable to qualified dividend income. Distributions of such dividends will be taxable to shareholders at rates applicable to long-term capital gains provided the Fund and its shareholders meet certain holding period and other requirements. Certain of the Fund’s investment strategies may affect the Fund’s ability to meet the holding period requirements. See “Risk Factors—Tax Risk.” Dividends that do not meet the requirements for qualified dividend income and interest distributed by the Fund will be taxable to shareholders as ordinary income. A majority of the Fund’s gains from option premiums may well be short-term, taxable at ordinary income rates; however, a portion of the Fund’s premiums from certain options may be treated as long-term capital gains. See “U.S. Federal Income Tax Matters” for further information concerning the tax treatment and characterization of Fund distributions. Distributions are likely to be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that significantly exceeds the Fund’s net investment income and net realized capital gains for the relevant year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your common shares, with any amounts exceeding such basis treated as gain from the sale of shares. If, when making its quarterly distributions, the Fund incorrectly estimates its capital gains or losses for the remainder of the taxable year, the Fund’s distributions for that period or taxable year may contain significant returns of capital.

In order to maintain a more consistent distribution rate, the Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund may also for other reasons decide to retain net investment income or capital gain net income (but intends to make distributions sufficient to maintain its eligibility to be taxed as a regulated investment company under Subchapter M of the Code). If the Fund does retain net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to federal income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

 As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of securities held in the Fund’s portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year). See “U.S. Federal Income Tax Matters.”

The Fund’s initial distribution is expected to be declared approximately 75 days, and paid approximately 90 to 120 days, from the completion of this offering, depending on market conditions. Unless a shareholder elects to receive distributions in cash, all of the distributions will be automatically reinvested in additional common shares under the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan.” Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. The Fund may apply for exemptive relief from the Securities and Exchange Commission to permit it to distribute long-term capital gains more frequently than would otherwise be permitted by the 1940 Act. There is no assurance that the Fund will apply for such relief or that the relief would be granted. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

For a further discussion of dividends and distributions, see “Dividends and Distributions.”
Principal Risks.....................	For a further discussion of the risks described below, see “Risk Factors.”
No Operating History. The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

Market Discount Risk. As with any stock, the value of the Fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end funds frequently trade at a discount from their net asset values. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk, in part because the Fund’s net asset value will be reduced following the offering by the sales load and the amount of organizational and offering expenses paid or reimbursed by the Fund. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The Fund’s common shares may trade at a price that is less than their initial offering price.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of these investments may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Stock Market Risk. Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation, and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of your investment would likely decline. Even if general economic conditions do not change, the value of your investment could decline if the particular industries, companies, or sectors in which a Fund invests do not perform well or are affected by adverse events. The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objectives and policies.

Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, typically has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Issuer Risk. The values of securities may decline for a number of reasons which directly relate to the issuers, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Options Risk. There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. This combination of potentially limited appreciation and full depreciation over time, may lead to erosion in the value of the Fund. As the writer of a call option on a security not owned by the Fund, the Fund is subject to a loss to the extent the price of the security increases above the sum of the premium and the strike price of the call. Among other techniques, the Advisor will attempt to monitor for and manage risk in consultation with the Sub-Advisor through the notional amount on which the Fund writes call options as well as characteristics of the call options sold (written).

The values of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the values of underlying indices or securities, changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Option Strategy involves significant risk that the changes in the values of the indices underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. This risk is heightened for the Fund because the Option Strategy will be implemented by a different manager (the Advisor) than the manager of the Fund’s equity investments (the Sub-Advisor). To the extent there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund (including at times when the market values of the securities held by the Fund are declining), which may more than offset any gains received by the Fund from option premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The Fund expects to make substantial use of unlisted over-the counter options, which differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers, and financial institutions. The over-the-counter options written by the Fund will not be issued, guaranteed, or cleared by any clearing house. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers, or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

When the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out the option position. In addition, the hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition, the Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade, or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearing house may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by an exchange or clearing house as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Put options sold by the Fund generally entail risks similar to those relating to call options sold by the Fund, except that the Fund will be required to make payments under those options if the value of the underlying index falls below the strike price of the options. The Fund’s use of purchased put options on equity indices as a hedging strategy would involve certain risks similar to those of purchased call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

Derivatives Risk. The Fund may use a variety of derivative instruments in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Many derivatives transactions may result in a form of leverage, and even a small investment in derivatives can have a significant impact on the Fund’s exposure to interest rates or currency exchange rates. See “Risk Factors—Leverage Risk.” In many cases, the value of a derivatives position to the Fund is dependent on the willingness and ability of the Fund’s derivatives counterparty to perform its obligations to the Fund. Certain derivatives may be illiquid and difficult to value.

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as stock market risk, counterparty risk, interest rate risk, leverage risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate, or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Investment Risk. Investments in the utility sector include the risks associated with decreases in the demand for utility company (water, gas, and electric) products and services, increased competition resulting from deregulation, and rising energy costs, among others. Such developments also could cause utility companies to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund. Water, gas, and electric companies typically borrow heavily to support continuing operations. Increases in interest rates could increase these utility companies' borrowing costs, which could adversely affect their financial results and stock price, and ultimately the value of and total return on your Fund shares. Telecommunications companies and products, like technology companies and products generally, are highly dependent on innovation and expansion of existing technologies, such as Internet communications and the ability to access the Internet through cellular phones, as well as intense pricing competition and industry consolidation. Investments in companies in energy-related industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations (including possible imposition of a windfall profit tax or similar tax). The Fund’s investment performance will be more greatly affected by factors affecting utility, energy, and telecommunications companies than would be a fund investing more broadly.

Short Sale Risk. When the Fund sells a security short, it sells the security and borrows the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited. Use of short sales by the Fund may result in a decrease in the Fund’s net income due to premium and dividend expenses incurred by the Fund in connection with the short sales.

Interest Rate Risk. If interest rates go up, the values of debt securities and certain dividend paying stocks tend to fall. The Fund will invest in a portfolio of securities purchased primarily for dividend or interest income; therefore, if interest rates rise, the value of your investment in the Fund may decline. If interest rates go down, dividends and interest earned by the Fund on its investments may also decline, which could cause the Fund to reduce the dividends it pays.

Foreign (Non-U.S.) Investment Risk. Investing in the securities of foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks will be more pronounced to the extent that the Fund invests in emerging market countries or in one country. See “Risk Factors—Emerging Markets Risk.” For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. Also, nationalization, expropriation or other confiscation, currency blockage, political changes, or diplomatic developments could adversely affect the Fund’s investments. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected. Many non-U.S. markets are smaller, less liquid, and more volatile than U.S. markets. In addition, if the value of any foreign currency in which a Fund’s investments are denominated declines relative to the U.S. dollar, the value of your investment in the Fund may decline, as well. Economic, political, and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against foreign government issuers. Foreign settlement procedures also may involve additional risks.

In addition, if a deterioration occurs in a country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require the Fund to adopt special procedures, seek local governmental approvals, or take other actions, each of which may involve additional costs to the Fund. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Foreign Currency Risk. The Fund will have substantial exposure to foreign currency risk because a substantial portion of the Fund’s assets will be denominated in foreign (non-U.S.) currencies, and the premiums received by the Fund from its Option Strategy as well as dividends and interest received by the Fund from foreign issuers may be paid in foreign currencies. The Fund’s investments in or exposure to foreign (non-U.S.) currencies, including via the Option Strategy, or in securities that trade or receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions. The Fund may, but is not required to, hedge its exposure to foreign currencies obtained through its investments. Hedging transactions do not eliminate fluctuations in the underlying local prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. There is no assurance that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

 The Fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations or the Fund’s Advisor may choose not to do so. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar may result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value. The Fund will compute its income on the date of receipt by the Fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the foreign currency declines relative to the dollar between the date the income is accrued and the date the currency is converted to U.S. dollars, the amount available for distribution to the Fund’s shareholders would be reduced. If the exchange rate against the dollar of a currency declines between the time the Fund accrues expenses in dollars and the time expenses are paid, the amount of such currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies and/or by causing options premiums to be converted into U.S. dollars prior to receipt by the Fund. A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Fund enters the contract may fail to perform its obligations to the Fund. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives. There is no assurance that the Fund will utilize these or other currency hedging strategies or, if used, that the strategies will be successful.

Emerging Markets Risk. Foreign investment risk may be particularly acute to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, and nationalization and less social, political, and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor’s and Sub-Advisor’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, or investment strategy may prove to be incorrect and there can be no guarantee that they will produce the desired results. The Sub-Advisor is a newly-formed investment advisor and has only a very limited operating history and record of investment performance.

Management risk is particularly pronounced for the Fund because the Option Strategy that will be used by the Fund involves sophisticated investment techniques to be implemented by the Advisor, and there can be no guarantee that these techniques will be successful. Further, because a different firm will manage the Fund’s portfolio securities, on the one hand, and the Option Strategy, on the other, the Advisor’s ability to implement the Option Strategy successfully may be hindered. See “Risk Factors-Options Risk.”

Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities as well as the gains the Fund receives from writing options and using other derivative instruments, selling portfolio securities, and interest payments on any debt securities held by the Fund, each of which can vary widely over the short and long term. The dividend and interest income from the Fund’s investments in equity and debt securities will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders’ income from the Fund. In addition, because of the variable tax treatment of the Fund’s positions in options (mark-to-market treatment for gains or losses from options that qualify as “section 1256 contracts” and short-term capital gain or loss treatment generally for other options), and because of limits on the number of long-term capital gains distributions that the Fund may make in a year, distributions from the Fund may also be variable. There can be no assurance as to any level of short-term or long-term capital gains distributions or as to any ratio of quarterly distributions to capital gain distributions. Moreover, because it will not be possible to determine the nature or character of the Fund’s distributions until the end of its taxable year, it is possible that a portion of the Fund’s distributions may constitute returns of capital that are not currently includible in income, but that reduce a shareholder’s tax basis in his or her shares. Further, certain of the Fund’s call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments and distribute more in gains in order to satisfy its distribution requirements. Please see “U.S. Federal Income Tax Matters” and “Dividends and Distributions” for a description of other risks associated with the level, timing, and character of the Fund’s distributions.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts, including certain over-the-counter options, entered into by it. If a counterparty becomes insolvent or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in an insolvency, bankruptcy or other reorganizational proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund enters into an over-the-counter option position to offset another over-the-counter option position, the Fund will still be subject to counterparty risk with respect to both positions.

High Yield Debt Securities Risk. Investment in high yield securities involves substantial risk of loss. Non-investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. Debt securities below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. See the Statement of Additional Information for a description of Moody’s and Standard & Poor’s ratings.

Tax Risk. Reference is made to “U.S. Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although, in selecting equity securities the Sub-Advisor will seek to emphasize investments in stocks that pay dividends that qualify for reduced rates applicable to qualified dividend income, there can be no assurance that it will be successful in this regard. Unless legislative action is taken, the provisions of the Code applicable to qualified dividend income shall no longer apply for taxable years beginning after December 31, 2010, and at that time the Fund’s distributions to shareholders of current dividend income will be subject to federal income tax at the higher rates that apply to ordinary income. The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (the “IRS”) interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income for taxable years beginning after 2010 unless further action is taken. In addition, in order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, both the Fund and its shareholders must meet certain prescribed holding period and other requirements with respect to the underlying stock and the shareholders’ Fund shares, respectively. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income.

Certain of the Fund’s investment strategies may affect the Fund’s ability to meet the holding period requirements. For example, some of the call options and other instruments employed by the Fund may reduce risk to the Fund and be considered to substantially diminish its risk of loss in offsetting positions in “substantially similar or related” property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, there can be no assurance as to any level of long-term capital gains distributions or qualified dividend income and there can be no assurance as to any ratio of monthly distributions to capital gain distributions. In addition, certain of the Fund’s call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See “U.S. Federal Income Tax Matters.” Please see “Dividends and Distributions” for a description of additional risks associated with the tax characterization of the Fund’s distributions to common shareholders.

REIT Risk.   REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Investment Style Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different style of investing. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is popular. Value stocks are those that may be perceived to be undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is popular.

Market Capitalization Risk. The Fund may invest in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories–large, medium, and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and medium-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their values may fluctuate more sharply than other securities.

Leverage Risk. The Fund may enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund would likely use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money, for leveraging purposes. The Fund’s use of leverage would create the opportunity for increased common share net income but also would result in special risks for common shareholders.

There is no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund. Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on common shares.

Because the fees received by the Advisor and the Sub-Advisor are based on the Total Assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Advisor and the Sub-Advisor have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Advisor and the Sub-Advisor, on one hand, and the common shareholders, on the other hand. To the extent the investment return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the investment return from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

Leverage creates risks which may adversely affect the return for the holders of common shares, including, for example, the following: (i) the likelihood of greater volatility of the net asset value, the market price, or the dividend rate of the common shares; (ii) fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt; (iii) increased operating costs, which may reduce the Fund’s total return; and (iv) the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base, and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below, or above net asset value, or below or above the initial offering price for the shares.

Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath, and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and the world economies and securities markets. The nature, scope, and duration of the occupation cannot be predicted with any certainty.

Terrorist attacks on the World Trade Center and Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and occupation, terrorism, and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers, securities markets, interest rates, auctions, secondary trading, ratings, inflation, and other factors relating to the common shares.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk. The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies -- securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For purposes of the 20% policy, over-the-counter options will not be considered illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. The Fund is not required to sell or dispose of any investment that becomes illiquid subsequent to its purchase. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for terminating classes or series of shares of the Fund, open-ending the Fund, or a merger, liquidation, asset sale, or similar transactions. See “Anti-takeover Provisions of the Agreement and Declaration of Trust and By-Laws.”

Legal Proceedings Risk. Governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the securities and mutual fund industries, including those relating to revenue sharing, market-timing, late trading and record retention. The investigations cover advisory companies to mutual funds, broker-dealers, hedge funds and others. Wachovia Corporation (the

Advisor’s parent) and its affiliates (including the Advisor, EIS, and Evergreen Service Company, LLC (“ESC”)) (collectively, “Wachovia”) have received subpoenas and other requests for documents and testimony relating to the investigations, are endeavoring to comply with those requests, are cooperating with the investigations, and where appropriate, are engaging in discussions to resolve the investigations. Wachovia is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate. In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission advised the Advisor, a subsidiary of Wachovia Corporation, that the staff is considering recommending to the Securities and Exchange Commission that it institute an enforcement action against the Advisor, EIS and ESC. The staff of the Securities and Exchange Commission’s proposed allegations relate to (i) an arrangement involving a former employee of the Advisor and an individual broker pursuant to which the broker, on behalf of a client, made exchanges to and from a mutual fund during the period December 2000 through April 2003 in excess of the limitations set forth in the mutual fund prospectus, (ii) purchase and sale activity from September 2001 through January 2003 by a former portfolio manager of the Advisor in the mutual fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations stated in mutual fund prospectuses, and (iv) the adequacy of e-mail retention practices. In addition, on September 17, 2004, the staff of the Securities and Exchange Commission advised Wachovia Securities that the staff is considering recommending to the Securities and Exchange Commission that it institute an enforcement action against the brokerage subsidiary regarding the allegations described in (i)  of the preceding sentence. Wachovia currently is engaged in discussions with the Securities and Exchange Commission staff regarding the matters described in (i) through (iv) above. Wachovia intends to make a written Wells submission, if it is unable to satisfactorily resolve these matters, explaining why Wachovia believes enforcement action should not be instituted.

Various securities regulators are currently investigating Wachovia Securities regarding Wachovia Securities’ practices and procedures for the offer and sale of certain mutual funds. Wachovia believes the regulators are reviewing the adequacy of Wachovia Securities’ disclosures regarding revenue sharing arrangements with certain investment companies and Wachovia Securities’ mutual fund sales and distribution practices.

In addition, Wachovia Corporation is cooperating with governmental and self-regulatory authorities in matters relating to the brokerage operations of Prudential Financial, Inc. that were included in Wachovia Corporation’s retail brokerage combination with Prudential. Under the terms of that transaction, Wachovia Corporation is indemnified by Prudential for liabilities relating to those matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s fund business. Any penalties or restitution will be paid by Evergreen and not by the Fund.

In addition, the Evergreen funds and the Advisor and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. The Advisor does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of the Fund or the Advisor’s ability to provide services to the Fund.

Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Fund or the Advisor, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced demand for Fund shares, or that they will not have other adverse consequences on the Fund or the Advisor.

Other Investment Companies Risk. The Fund may invest in securities of open- or other closed-end investment companies, including exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risk Factors-Leverage Risk.”

SUMMARY OF FUND EXPENSES

The following fee table shows the Fund’s estimated expenses as a percentage of net assets attributable to common shares. To the extent the Fund invests in other investment companies, investors will indirectly bear the underlying investment company’s fees and expenses.

Shareholder Transaction Expenses (as a percentage of offering price):
Sales Load	4.50%
Offering Costs Borne by the Fund (as a percentage of offering price)	0.20%(1)
Automatic Dividend Reinvestment Plan Fees	None(2)

Annual Expenses (as a percentage of net assets attributable to common shares):
Management Fees	0.95%(3)
Other Expenses	0.23%(4)
Acquired Fund Fees on Expenses	0.04%(5)
Total Annual Expenses	1.22%(5)(6)

(1) The aggregate expenses of the offering (exclusive of the sales load) are estimated to be $    . These expenses will be borne by the common shareholders and result in a reduction in the net asset value of the common shares. The Advisor has agreed to pay the amount by which the aggregate of all of the Fund’s organizational expenses and offering costs (other than the sales load) exceeds $0.04 per common share (0.20%) of the offering price. See “Underwriting.”

(2) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) Although the Fund’s management fees are calculated on Total Assets (as defined below), the Fund’s Total Assets are expected to be the same as its net assets because the Fund has no current intention to utilize leverage and borrowings that would cause its Total Assets to exceed its net assets.

(4) “Other Expenses” includes an administrative services fee of 0.05% of the Fund’s average daily Total Assets payable to EIS, an affiliate of the Advisor.

(5) The Total Annual Expenses in the table above include estimated fees and expenses incurred indirectly by the Fund as a result of its estimated investment in other investment companies.

(6) The Advisor has agreed to contractually waive the management fee and/or reimburse direct expenses (indirect expenses, including those incurred by the Fund through investments in other investment companies, are not considered expenses of the Fund for purposes of the waiver/reimbursement) for a period of five years from the date of this prospectus in order to limit direct total annual expenses to 1.20% if no preferred shares are issued.

The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the Fund’s common shares. The amount set forth under “Other Expenses” in the table is based upon estimates for the Fund’s first year of operations and assumes that the Fund issues approximately 12,500,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses as a percentage of net assets attributable to common shares would increase. For additional information with respect to the Fund’s expenses, see “Management of the Fund.”

The following example illustrates the expenses that you would pay in years one through three on a $1,000 investment in common shares (including a sales load of $45.00 and estimated offering expenses of this offering of $2.00), assuming (1) total annual expenses of 1.22% of net assets attributable to common shares and (2) a 5% annual return:*

	1 Year	3 Years
Total Expenses Incurred	$59	$84

*

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other expenses” set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company. The Fund was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund’s principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, and its telephone number is 1-800-343-2898.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $      (or approximately $       assuming the underwriters exercise the over-allotment option in full) after payment of offering costs estimated to be approximately $       (or approximately $       assuming the underwriters exercise the over-allotment option in full) and the deduction of the sales load. The Advisor has agreed to pay the amount by which the aggregate of all of the Fund’s organizational expenses and offering costs (other than the sales load) exceeds $0.04 per common share.

The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. However, investments that, in the judgment of the Advisor or the Sub-Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be a period of up to six months following the completion of its common shares offering before it is fully invested in accordance with its investment objectives and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See “Investment Objectives and Principal Investment Strategies.”

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objectives

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental policies and may be changed by the Trustees without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies and other equity securities that Crow Point Partners, LLC (the “Sub-Advisor”) believes should, in the aggregate, offer above average potential for current and/or future dividends. In selecting equity securities for the Fund, the Sub-Advisor will seek to emphasize securities that pay dividends that qualify for favorable federal income tax treatment. In addition, the Sub-Advisor expects to use a dividend capture program in an attempt to increase current income. The Fund’s investments in equity securities will likely include primarily common stocks, although the Fund may also invest in preferred stocks, and securities convertible into or exchangeable for common stock, such as convertible preferred stocks or convertible debt. The Fund may invest in stocks of any market capitalization in any industry sector and style. The Fund expects normally to invest at least 80% of its total assets (plus the amount of any borrowings for investment purposes) in equity securities (including securities convertible into equity securities) of U.S. and non-U.S. companies that pay attractive dividends or that the Sub-Advisor believes have the potential to increase dividends over time. (Shareholders would be notified at least 60 days in advance of any change to this 80% policy.) A portion of the dividends received by the Fund from its investments in equity securities will not qualify for favorable federal income tax treatment (and so will be taxable at ordinary federal income tax rates), and a substantial portion of the Fund’s income from other investments, including the Option Strategy, will be taxable at ordinary federal income tax rates.

The Fund’s equity investments will normally include securities issued by U.S. and non-U.S. companies. The Fund expects normally to invest at least 65% of its total assets in securities of issuers in the utilities, energy, and telecommunications sectors (or any one or more of these sectors). Securities will be chosen using a proprietary fundamental investment process by which the Sub-Advisor seeks to identify quality companies around the world with a proven track record of delivering consistent or rising dividends and companies likely to raise their dividends meaningfully and/or to pay a significant special dividend. In selecting investments for the Fund, the Sub-Advisor expects to focus on securities with what the Sub-Advisor considers favorable levels of liquidity, issued by established companies with the potential to fund and/or grow dividends.

The Fund may enter into short sales on equity securities, in an amount up to 30% of the Fund’s total assets, that the Sub-Advisor expects to decline in value. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at or prior to the time of replacement. Short sales may be done for investment or hedging purposes.

Under current federal income tax law, qualifying dividends may be taxed at the same rate as long-term capital gains (currently 15%). The Sub-Advisor will seek to emphasize equity securities that pay dividends qualifying for that favorable tax treatment although certain of the Fund’s investment strategies may affect the Fund’s ability to meet the requirements to qualify for such favorable tax treatment. (Unless the expiration date of the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) giving effect to this favorable tax treatment is extended, this favorable tax treatment will no longer be available after 2010, and distributions by the Fund, other than capital gain distributions, will be fully taxable at ordinary income tax rates.) Dividends that do not qualify for that favorable tax treatment will be taxable at ordinary income tax rates, as will income and gains from other investments not qualifying for long-term capital gain treatment. Although, in selecting equity securities, the Sub-Advisor will seek to emphasize securities that pay dividends that qualify for favorable tax treatment, the Sub-Advisor may in its discretion select securities that do not so qualify. Accordingly, there can be no assurance as to the percentage (if any) of the Fund’s distributions that will qualify for taxation to individual common shareholders as qualified dividend income. See “Risk Factors - Tax Risk.”

The Sub-Advisor intends to make use of a dividend capture strategy, by which it purchases a stock before an ex-dividend date, and so becomes entitled to the dividend. The Fund then typically sells the stock on or shortly after the stock’s ex-dividend date, using the sale proceeds to purchase one or more other stocks expected to pay dividends. The Sub-Advisor will generally attempt to hold any stock purchased in connection with a dividend capture strategy long enough to meet any holding period requirement necessary to take advantage of any reduced federal income tax rate on dividends. Use of a dividend capture strategy may result in increased portfolio turnover rates and related brokerage expenses. See “ — Portfolio Turnover” below.

Although not every equity security in the Fund’s portfolio will pay dividends, the Sub-Advisor will select companies that it believes should offer attractive current and/or future dividends in an attempt to build an equity portfolio that offers an attractive dividend yield in the aggregate. The Sub-Advisor will not limit its investments to companies representative of any particular investment style. For example, the Sub-Advisor may select “growth” companies on the basis of their promising business models, strong management, or anticipated growth in cash flows. The Sub-Advisor might also select “value” companies if it believes that their securities are undervalued by other investors.

The Fund may invest in equity securities of any type, including, for example, real estate investment trusts (“REITs”), exchange-traded funds ("ETFs"), closed-end investment companies, and open-end mutual funds. The Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations.

As an alternative to investments in equity securities, the Fund may invest in debt securities that are convertible into common or preferred stocks, or that the Sub-Advisor otherwise believes provide an investment return comparable to, or more favorable than, investment in equity securities. The Fund will not invest in debt securities rated below B- or the equivalent by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Service (“Standard & Poor’s”). High yield debt securities are commonly referred to as “junk bonds.” The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. However, the Fund would not normally expect that these types of securities would exceed in the aggregate 5% of Fund’s total assets. See “Risk Factors-High Yield Debt Securities Risk.”

The Fund intends normally to invest in equity securities of issuers located in at least 5 different countries, including the U.S. The Fund currently expects to invest normally between 40% and 70% of its total assets in foreign securities, including up to 15% of its total assets in securities of issuers located in emerging markets.

The Fund will also employ a strategy (the “Option Strategy”) of writing (selling) call options on a variety of U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities. The Fund will use the Option Strategy in an attempt to generate gains from the premiums on call options written by it. The Fund may write call options with an aggregate net notional amount of up to 50% of the Fund’s total assets and the Sub-Advisor currently expects that the Fund will initially write options with an aggregate notional amount of approximately 35% of the Fund’s total assets. The extent of the Fund’s use of written call options will vary over time based, in part, on the Advisor’s assessment of market conditions, pricing of options, related risks, and other factors. A portion of the Fund’s net gain from the Option Strategy will likely be taxed as ordinary income. See “ – Option Strategy” and “Risk Factors – Options Risk.”

The Advisor and Sub-Advisor may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund’s equity investments, in order to hedge against changes in the U.S. dollar value of dividend income the Fund expects to receive in the future and that is denominated in foreign currencies, or in the U.S. dollar values of securities held by the Fund denominated in foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange-traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Advisor may enter into on behalf of the Fund.

Option Strategy

The Fund will use the Option Strategy in an attempt to generate gains from the premiums on call options written by it on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities.

The Fund may write call options with an aggregate net notional amount of up to 50% of the value of the Fund’s total assets, and the Advisor currently expects that the Fund will initially write options with an aggregate notional amount of approximately 35% of the value of the Fund’s total assets. The extent of the Fund’s use of written call options will vary over time based, in part, on the Advisor’s assessment of market conditions, pricing of options, related risks, and other factors. The Fund will limit option writing to an aggregate net notional amount less than the value of the Fund’s equity securities in order to allow the Fund potentially to benefit from capital gains on its equity portfolio. The aggregate net notional amount of the open option positions sold by the Fund will never exceed the market value of the Fund’s equity investments. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. At any time the Advisor may limit, or temporarily suspend, the Option Strategy.

As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of the exercise date. In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. The Fund may write index call options that are “European style” options, meaning that the options may be exercised only on the expiration date of the option. The Fund also may write index call options that are “American style” options, meaning that the options may be exercised at any point up to and including the expiration date.

The Advisor will actively manage the Fund’s options positions using a proprietary quantitative and statistical analysis in an attempt to identify option transactions for the Fund that produce attractive current income for the Fund with appropriate limitations on the potential losses to the Fund from those transactions. The Advisor may attempt to preserve for the Fund the potential to realize a portion of any increases in the values of its portfolio securities by writing options that are out-of-the-money (that is, whose strike price is higher than the current market value or level of the underlying index), by limiting the amount of options the Fund writes, and by attempting, through use of quantitative and statistical analysis, to identify options that are likely to provide current income without undue risk of an untimely exercise.

The Fund may use listed/exchange-traded options contracts and also expects to use unlisted (or “over-the-counter”) options to a substantial degree (as options contracts on many foreign and sector-specific indices are currently available only in the over-the-counter market). Listed option contracts are typically originated and standardized by securities exchanges and clearing houses. Over-the-counter options are not originated or standardized by any exchange or clearing house or listed and traded on an options exchange. Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers, and financial institutions. The over-the-counter options written by the Fund will not be issued, guaranteed, or cleared by any exchange or clearing house. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

Conventional call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing.

The principal factors affecting the market value of an option typically include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, changes in the dividend rates of underlying securities, the actual or perceived volatility of the underlying index, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as a liability. The Fund then adjusts the liability over time as the market value of the option changes. The value of each written option will be marked to market daily.

The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise, and assignment transactions), and may include margin and interest costs in connection with both exchange-traded and over-the-counter transactions. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be higher for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund’s Option Strategy will vary depending on market circumstances and other factors. Transaction costs will decrease the amount of any gain the Fund realizes on an option or increase the amount of any loss the Fund realizes on an option.

The Fund may seek to close out (terminate) a call option it has written by buying an offsetting option or, in the case of some over-the-counter options, agreeing with the purchaser to terminate the transaction prior to its expiration date. If the Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option (and may incur additional transaction costs). There can be no assurance that the Fund will be able to close out any particular option written by it at any time or at a favorable price.

Options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as “section 1256 contracts” for federal income tax purposes. For options that qualify as “section 1256 contracts,” the Fund’s gains and losses on those exchange-listed options generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for federal income tax purposes. For federal income tax purposes, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such outstanding index option position at the close of each taxable year, resulting in potential tax gains or losses to the Fund notwithstanding that the option has not been exercised or terminated. Options that do not qualify as section 1256 contracts (including, for example, options on exchange-traded funds, options on individual stocks, options on narrow-based indices, and over-the-counter options) will generally give rise to short-term capital gains or losses that will be recognized upon exercise, lapse, or disposition; any such gains, when distributed to U.S. taxable shareholders, will be taxable at ordinary income rates. See “U.S. Federal Income Tax Matters” for further discussion of the federal income tax treatment of the Fund’s positions in options.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option, and (iii) index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. See “U.S. Federal Income Tax Matters” for information concerning the effect of certain options on the Fund’s ability to pay dividends that qualify for reduced rates of taxation.

The Advisor may cause the Fund to sell call options on “broad-based” equity indices, such as Standard & Poor’s 500 Index and the MSCI EAFE Index (Europe, Australasia, Far East), as well as those that provide exposure to the stock markets of specific countries, such as the FTSE 100 Index (U.K.), the DAX Index (Germany), the Nikkei Stock Average (Japan), the CAC 40 Index (France), the Mibtel Index (Italy), and the Madrid General Index (Spain). The Fund may also sell call options on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) utilities, energy, telecommunications and other technology, financial services, pharmaceuticals, and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.

The Fund will generally write (sell) index call options that are out-of-the-money or at-the-money at the time of sale. In addition to providing possible gains from premiums received, out-of-the-money index call options allow the Fund potentially to benefit from appreciation in the equities held by the Fund, to the extent the Fund’s equity portfolio is correlated with the applicable index, up to the exercise price. The Fund also reserves the right to sell index call options that are in-the-money (i.e., the value of the index is above the exercise price of the option at the time of sale), if, for example, the Advisor were to believe that the options were significantly mispriced (and so offered attractive possibility for gain by the Fund) or that the sale of such an option might beneficially alter the risk profile of the Fund’s option exposure. When the prices of the equity indices upon which call options are written rise, call options that were out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the options will be exercised, and the Fund will be forced to pay the amount of appreciation over the strike price upon the purchaser’s exercise of an option. The option premium, the exercise price, and the value of the index determine the gain or loss realized by the Fund as the seller of an index call option. See “U.S. Federal Income Tax Matters” for information concerning the effect of certain options on the Fund’s ability to pay dividends that qualify for reduced rates of taxation.

The Advisor will attempt to maintain for the Fund written call option positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund’s equity portfolio. However, this strategy involves the risk that changes in values of the indices underlying the Fund’s written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. This risk is particularly pronounced for the Fund because different firms will manage the Fund’s portfolio securities, on the one hand, and the Option Strategy, on the other. To the extent that the indices on which the options are written are not correlated with the underlying portfolio, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. The Fund may lose money both on the securities held by it in its portfolio and on options it has written. See “Risk Factors—Options Risk.”

The Advisor may also cause the Fund to buy or sell put options from time to time if the Advisor considered the pricing of those options highly favorable and purchase or sale of such an option might beneficially alter the risk profile of the Fund’s option exposure.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies and/or by causing option premiums to be converted into U.S. dollars prior to receipt by the Fund to protect against future fluctuations in foreign currencies in relation to the U.S. dollar.

The Fund may write call options on individual securities. The Advisor would write call options on individual securities with the same general strategies and goals as the Fund’s written options on indices. Unlike certain call options written on indices, all gains and losses from call options on such individual securities will be treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related “substantially similar” security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). The Fund may, but will not necessarily, own the individual securities on which it writes a call option. See “U.S. Federal Income Tax Matters.”

There can be no assurance that the Fund’s Option Strategy will be successful, and the Option Strategy may result in losses.

Other Investment Techniques and Strategies

In addition to the principal investment strategies discussed above, the Fund may at times engage in the investment strategies and may use certain investment techniques described below. The Statement of Additional Information provides a more detailed discussion of certain of these and other securities and techniques. (Please note that some of these strategies may be principal investment strategies for a portion of the Fund and consequently are also described above under “–Principal Investment Strategies.”)

Preferred Stock.

The Fund may invest in preferred stocks. Preferred stocks are equity securities, but they may have many characteristics of debt securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common stock. Because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than debt securities held by the Fund. In addition, they may be susceptible to risks associated with debt securities, including the risk that they will decline in value.

Real Estate Investment Trusts.

The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.

Please see “Investment Objectives and Policies—Real Estate Investment Trusts (REITs)” in the Statement of Additional Information and “Risk Factors—REIT Risk” in this prospectus for a more detailed description of REITs and their related risks.

Other Derivative Instruments.

The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.

The Fund may purchase and sell derivative instruments such as, for example, exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income, and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may enter derivative instruments or transactions that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” Except in the case of the Option Strategy, the Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate or foreign currency exposure of the Fund, manage the effective maturity or duration of a portion of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage.

Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, and illiquidity of the derivative instruments. The ability to use derivatives successfully depends, in part, on the Advisor’s or the Sub-Advisor’s ability to predict market movements correctly, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than the values the Fund has placed on them, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives may not otherwise be available to the Fund for investment purposes. See “Leverage” and “Risk Factors – Leverage Risk.”

A more complete discussion of derivatives and their risks is contained in the Statement of Additional Information.

Futures Contracts.

In addition to the strategies described above, the Fund may purchase or sell futures contracts on foreign securities indices and other assets. The Fund may use futures contracts for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return.

A futures contract is an agreement to buy or sell a specific commodity, index, or security or deliver a cash settlement price at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. Each day, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract were closed out of at that time.

Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same commodity, security, or index, and delivery month). If the price of an offsetting contract is less than the price of the original contract, the Fund realizes a gain or, if it is more, the Fund realizes a loss. Any such gain or loss would be net of associated transaction costs.

There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the initial margin relating to the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the futures contracts and in the Fund’s portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading (which may be influenced by a variety of factors, such as interest rate levels, maturities, and creditworthiness of issuers). Thus, even a well-conceived futures contract hedge may be unsuccessful to some degree because of market behavior or unexpected economic trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition, futures contracts used by the Fund may be traded on foreign exchanges or may be denominated or contemplate payments in foreign currencies. These transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign investments and currencies. Some foreign futures markets may be “principal” markets so that no common clearing facility exists, and an investor may look only to its broker for performance of the contract. The values of these positions may be adversely affected by other factors and conditions applicable to foreign investments and currencies generally. See “Risk Factors—Foreign (Non-U.S.) Investment Risk.”

Other Investment Companies.

The Fund may invest in securities of open- or other closed-end investment companies, including exchange- traded funds, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risk Factors—Leverage Risk.”

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Repurchase Agreements.

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System, and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities at a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Advisor reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian or a sub-custodian for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Lending of Portfolio Securities.

The Fund may lend portfolio securities to registered broker-dealers, or other institutional investors, under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury bills or other collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and would also receive a portion of the investment return on the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, under such circumstances, the Fund may not be able to recover securities loaned. At no time would the value of the securities loaned exceed 33% of the value of the Fund’s total assets.

Cash.

The Fund may hold cash and cash equivalents in order to facilitate certain of its trading strategies.

Portfolio Turnover

Portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund. The Fund may engage in active and frequent trading of portfolio securities (i.e., portfolio turnover), particularly during periods of volatile market movements. The Fund currently does not expect that its portfolio turnover rate for its first full fiscal year will exceed 180% although it is possible that the rate will be substantially higher than that. The Fund’s portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy or other derivative strategies, or to realize additional gains to be distributed to shareholders if these strategies are unsuccessful. In addition, the use of certain derivative instruments with relatively short maturities may tend to increase the portfolio turnover rate for the Fund. Successful use of any dividend recapture strategy by the Fund will likely require frequent purchases and sales of the Fund’s portfolio securities, increasing the Fund’s portfolio turnover rate and related transaction costs. The Fund is managed without regard generally to restrictions on portfolio turnover. Portfolio turnover involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These sales may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns to Fund shareholders. Please see “Investment Objectives and Policies—Portfolio Trading and Turnover Rate” in the Statement of Additional Information.

Defensive and Temporary Investments

Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other debt securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objectives.

LEVERAGE

The Fund may enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund would likely use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund. See “Risk Factors—Leverage Risk.”

Because the fees received by the Investment Advisor and the Sub-Advisor are based on the Total Assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Advisor and the Sub-Advisor have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Advisor and the Sub-Advisors, on one hand, and the common shareholders, on the other hand.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. Fees and expenses paid by the Fund are borne entirely by the common shareholders. These include costs associated with any preferred shares, borrowings, or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) unless, immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the Fund’s outstanding borrowings (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets, including the borrowings). Additionally, under the 1940 Act, with a limited exception, the Fund may not declare any cash dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate cash indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, such an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

The Fund in the future may elect to issue senior securities in the form of preferred shares. The Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently prohibits the issuance of preferred shares unless, immediately after such issuance, the Fund will have an asset coverage ratio of at least 200% of the Fund’s total assets (meaning, generally, the ratio which the values of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, bears to the liquidation preference of the preferred stock and the amount of other senior securities). Additionally if the Fund issues preferred shares, the 1940 Act prohibits the declaration of any dividend (except a dividend payable in common shares of the Fund) or distribution upon the common shares of the Fund, or purchase of any such common shares, unless in every such case the preferred share class has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect two Trustees at all times, and, under certain limited circumstances to elect a majority of the directors. See “Description of Shares.”

Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings even though they have the effect of creating investment leverage) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its repurchase obligation.

The Fund may borrow money to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s securities.

Leverage creates risks which may adversely affect the return for the holders of common shares, including, for example, the following:

•	the likelihood of greater volatility of net asset value and market price of common shares or fluctuations in dividends paid on common shares;
•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;
•	increased operating costs, which may reduce the Fund’s total return; and
•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.

The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

Successful use of a leveraging strategy depends, in part, on the Advisor’s or the Sub-Advisor’s ability to predict interest rates and market movements correctly. There is no assurance that a leveraging strategy will be successful. The Fund may enter into hedging transactions in connection with its leveraging activities, including, for example, by entering into interest rate swaps or other interest rate derivatives; there can be no assurance that any such hedging transactions would be successful.

RISK FACTORS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund’s common shares may be speculative and involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History.  The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

Market Discount Risk.  As with any stock, the value of the Fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end funds frequently trade at a discount from their net asset values. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk, in part because the Fund’s net asset value will be reduced following the offering by the sales load and the amount of organizational and offering expenses paid or reimbursed by the Fund. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The Fund’s common shares may trade at a price that is less than their initial offering price.

Investment Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of these investments may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Stock Market Risk.  Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation, and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of your investment would likely decline. Even if general economic conditions do not change, the value of your investment could decline if the particular industries, companies, or sectors in which a Fund invests do not perform well or are affected by adverse events. The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objectives and policies.

Preferred Stock Risk.  The Fund may purchase preferred stock. Preferred stock, unlike common stock, typically has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Issuer Risk.  The values of securities may decline for a number of reasons which directly relate to the issuers, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Options Risk. There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. This combination of potentially limited appreciation and full depreciation over time, may lead to erosion in the value of the Fund. As the writer of call options on a security owned by the Fund, the Fund is subject to a loss to the extent the price of the security increases above the premium and the strike price of the call. Among other techniques, the Advisor will attempt to monitor for and manage this risk in consultation with the Sub-Advisor through the notional amount on which the Fund writes call options as well as characteristics of the call options sold (written).

The values of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the values of underlying indices or securities, changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Option Strategy involves significant risk that the changes in the values of the indices underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. This risk is heightened for the Fund because the Option Strategy will be implemented by a different manager (the Advisor) than the manager of the Fund’s equity investments (the Sub-Advisor). To the extent there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund (including at times when the market values of the securities held by the Fund are declining), which may more than offset any gains received by the Fund from option premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The Fund expects to make substantial use of unlisted over-the counter options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers, and financial institutions. The over-the-counter options written by the Fund will not be issued, guaranteed, or cleared by any clearing house. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers, or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

When the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out the option position. In addition, the hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition, the Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade, or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearing house may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by an exchange or clearing house as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Put options sold by the Fund generally entail risks similar to those relating to call options sold by the Fund, except that the Fund will be required to make payments under those options if the value of the underlying index falls below the strike price of the options. The Fund’s use of purchased put options on equity indices as a hedging strategy would involve certain risks similar to those of purchased call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

Derivatives Risk. The Fund may use a variety of derivative instruments in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Many derivatives transactions may result in a form of leverage, and even a small investment in derivatives can have a significant impact on the Fund’s exposure to interest rates or currency exchange rates. See “- Leverage Risk” below. In many cases, the value of a derivatives position to the Fund is dependent on the willingness and ability of the Fund’s derivatives counterparty to perform its obligations to the Fund. Certain derivatives may be illiquid and difficult to value.

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as stock market risk, counterparty risk, interest rate risk, leverage risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate, or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Investment Risk. Investments in the utility sector include the risks associated with decreases in the demand for utility company (water, gas, and electric) products and services, increased competition resulting from deregulation, and rising energy costs, among others. Such developments also could cause utility companies to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund. Water, gas, and electric companies typically borrow heavily to support continuing operations. Increases in interest rates could increase these utility companies' borrowing costs, which could adversely affect their financial results and stock price, and ultimately the value of and total return on your Fund shares. Telecommunications companies and products, like technology companies and products generally, are highly dependent on innovation and expansion of existing technologies, such as Internet communications and the ability to access the Internet through cellular phones, as well as intense pricing competition and industry consolidation. Investments in companies in energy-related industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations (including possible imposition of a windfall profit tax or similar tax). The Fund’s investment performance will be more greatly affected by factors affecting utility, energy, and telecommunications companies than would be a fund investing more broadly.

Short Sale Risk. When the Fund sells a security short, it sells the security and borrows the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited. Use of short sales by the Fund may result in a decrease in the Fund’s net income due to premium and dividend expenses incurred by the Fund in connection with short sales.

Interest Rate Risk. If interest rates go up, the values of debt securities and certain dividend paying stocks tend to fall. The Fund will invest in a portfolio of securities purchased primarily for dividend or interest income; therefore, if interest rates rise, the value of your investment in the Fund may decline. If interest rates go down, dividends and interest earned by the Fund on its investments may also decline, which could cause the Fund to reduce the dividends it pays.

Foreign (Non-U.S.) Investment Risk. Investing in the securities of foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks will be more pronounced to the extent that the Fund invests in emerging market countries or in one country. See “- Emerging Markets Risk” below. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. Also, nationalization, expropriation or other confiscation, currency blockage, political changes, or diplomatic developments could adversely affect the Fund’s investments. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected. Many non-U.S. markets are smaller, less liquid, and more volatile than U.S. markets. In addition, if the value of any foreign currency in which a Fund’s investments are denominated declines relative to the U.S. dollar, the value of your investment in the Fund may decline, as well. Economic, political, and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against foreign government issuers. Foreign settlement procedures also may involve additional risks.

In addition, if a deterioration occurs in a country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require the Fund to adopt special procedures, seek local governmental approvals, or take other actions, each of which may involve additional costs to the Fund. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Foreign Currency Risk.  The Fund will have substantial exposure to foreign currency risk because a substantial portion of the Fund’s assets will be denominated in foreign (non-U.S.) currencies, and the premiums received by the Fund from its Option Strategy as well as dividends and interest received by the Fund from foreign issuers may be paid in foreign currencies. The Fund’s investments in or exposure to foreign (non-U.S.) currencies, including via the Option Strategy, or in securities that trade or receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions. The Fund may, but is not required to, hedge its exposure to foreign currencies obtained through its investments. Hedging transactions do not eliminate fluctuations in the underlying local prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. There is no assurance that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

The Fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations or the Fund’s Advisor may choose not to do so. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar may result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value. The Fund will compute its income on the date of receipt by the Fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the foreign currency declines relative to the dollar between the date the income is accrued and the date the currency is converted to U.S. dollars, the amount available for distribution to the Fund’s shareholders would be reduced. If the exchange rate against the dollar of a currency declines between the time the Fund accrues expenses in dollars and the time expenses are paid, the amount of such currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies and/or by causing options premiums to be converted into U.S. dollars prior to receipt by the Fund. A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Fund enters the contract may fail to perform its obligations to the Fund. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives. There is no assurance that the Fund will utilize these or other currency hedging strategies or, if used, that the strategies will be successful.

Emerging Markets Risk.  Foreign investment risk may be particularly acute to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, and nationalization and less social, political, and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor’s and Sub-Advisor’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, or investment strategy may prove to be incorrect and there can be no guarantee that they will produce the desired results. The Sub-Advisor is a newly-formed investment advisor and has only a very limited operating history and record of investment performance.

Management risk is particularly pronounced for the Fund because the Option Strategy that will be used by the Fund involves sophisticated investment techniques to be implemented by the Advisor, and there can be no guarantee that these techniques will be successful. Further, because a different firm will manage the Fund’s portfolio securities, on the one hand, and the Option Strategy, on the other, the Advisor’s ability to implement the Option Strategy successfully may be hindered. See “- Options Risk” above.

Fund Distributions Risk.  The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities as well as the gains the Fund receives from writing options and using other derivative instruments, selling portfolio securities, and interest payments on any debt securities held by the Fund, each of which can vary widely over the short and long term. The dividend and interest income from the Fund’s investments in equity and debt securities will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders’ income from the Fund. In addition, because of the variable tax treatment of the Fund’s positions in options (mark-to-market treatment for gains or losses from options that qualify as “section 1256 contracts” and short-term capital gain or loss treatment generally for other options), and because of limits on the number of long-term capital gains distributions that the Fund may make in a year, distributions from the Fund may also be variable. There can be no assurance as to any level of short-term or long-term capital gains distributions or as to any ratio of quarterly distributions to capital gain distributions. Moreover, because it will not be possible to determine the nature or character of the Fund’s distributions until the end of its taxable year, it is possible that a portion of the Fund’s distributions may constitute returns of capital that are not currently includible in income, but that reduce a shareholder’s tax basis in his or her shares. Further, certain of the Fund’s call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments and distribute more in gains in order to satisfy its distribution requirements. Please see “U.S. Federal Income Tax Matters” and “Dividends and Distributions” for a description of other risks associated with the level, timing, and character of the Fund’s distributions.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts, including certain over-the-counter options, entered into by it. If a counterparty becomes insolvent or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in an insolvency, bankruptcy or other reorganizational proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund enters into an over-the-counter option position to offset another over-the-counter option position, the Fund will still be subject to counterparty risk with respect to both positions.

High Yield Debt Securities Risk. Investment in high yield securities involves substantial risk of loss. Non-investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks relating to high yield securities, among others:

•	Increased price sensitivity to changing interest rates and to a deteriorating economic environment.
•	Greater risk of loss due to default or declining credit quality.

•	Adverse company-specific events are more likely to render the issuer unable to make interest and/or principal payments.

•	If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

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Adverse changes in economic conditions are more likely to cause a high yield issuer to default on principal and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase or interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers to meet their obligations. The market values of lower rated debt securities tend to reflect individual developments of the issuer to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

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The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher rated instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Debt securities below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. See the Statement of Additional Information for a description of Moody’s and Standard & Poor’s ratings.

Since investors generally perceive that there are greater risks associated with lower rated debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower rated segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher rated segments of the debt securities market, resulting in greater yield and price volatility. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Lower grade securities may experience high default rates, which could mean that the Fund may lose some of its investments in such securities. If this occurs, the Fund’s net asset value and ability to make distributions to you would be adversely affected. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

Although the Fund does not intend to invest directly in high yield securities rated CCC or below, if the Fund owns a security that is downgraded to CCC or below, or if unrated, the equivalent thereof, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. However, the Fund would not normally expect that these types of securities would exceed in the aggregate 5% of the Fund’s total assets. These types of securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in these securities.

Tax Risk. Reference is made to “U.S. Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although, in selecting equity securities, the Sub-Advisor will seek to emphasize investments in stocks that pay dividends that qualify for reduced rates applicable to qualified dividend income, there can be no assurance that it will be successful in this regard. Unless legislative action is taken, the provisions of the Code applicable to qualified dividend income shall no longer apply for taxable years beginning after December 31, 2010, and at that time the Fund’s distributions to shareholders of current dividend income will be subject to federal income tax at the higher rates that apply to ordinary income. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income for taxable years beginning after 2010 unless further action is taken. In addition, in order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, both the Fund and its shareholders, respectively must meet certain prescribed holding period and other requirements with respect to the underlying stock and the shareholders' Fund shares. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income.

Certain of the Fund’s investment strategies may affect the Fund’s ability to meet the holding period requirements. For example, some of the call options and other instruments employed by the Fund may reduce risk to the Fund and be considered to substantially diminish its risk of loss in offsetting positions in “substantially similar or related” property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, there can be no assurance as to any level of long-term capital gains distributions or qualified dividend income and there can be no assurance as to any ratio of monthly distributions to capital gain distributions. In addition, certain of the Fund’s call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See “U.S. Federal Income Tax Matters.” Please see “Dividends and Distributions” for a description of additional risks associated with the tax characterization of the Fund’s distributions to common shareholders.

REIT Risk. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Investment Style Risk.   Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different style of investing. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is popular. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is popular.

Market Capitalization Risk.   The Fund may invest in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories--large, medium, and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and medium-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their values may fluctuate more sharply than other securities.

Leverage Risk.  The Fund may enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund would likely use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money, for leveraging purposes. The Fund’s use of leverage would create the opportunity for increased common share net income but also would result in special risks for common shareholders.

There is no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund. Leverage creates the likelihood of greater volatility of the net asset value and market price of and distributions on common shares.

Because the fees received by the Advisor and the Sub-Advisor are based on the Total Assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Advisor and the Sub-Advisor have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Advisor and the Sub-Advisor, on one hand, and the common shareholders, on the other hand. To the extent the investment return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the investment return from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

Leverage creates risks which may adversely affect the return for the holders of common shares, including, for example, the following: (i) the likelihood of greater volatility of the net asset value, the market price, or the dividend rate of the common shares; (ii) fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt; (iii) increased operating costs, which may reduce the Fund’s total return; and (iv) the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base, and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below, or above net asset value, or below or above the initial offering price for the shares.

Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath, and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and the world economies and securities markets. The nature, scope, and duration of the occupation cannot be predicted with any certainty.

Terrorist attacks on the World Trade Center and Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and occupation, terrorism, and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers, securities markets, interest rates, auctions, secondary trading, ratings, inflation, and other factors relating to the common shares.

Inflation/Deflation Risk.  Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk. The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies -- securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For purposes of the 20% policy, over-the-counter options will not be considered illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. The Fund is not required to sell or dispose of any investment that becomes illiquid subsequent to its purchase. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for terminating classes or series of shares of the Fund, open-ending the Fund, or a merger, liquidation, asset sale, or similar transactions. See “Anti-takeover Provisions of the Agreement and Declaration of Trust and By-Laws.”

Legal Proceedings Risk. Governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the securities and mutual fund industries, including those relating to revenue sharing, market-timing, late trading and record retention. The investigations cover advisory companies to mutual funds, broker-dealers, hedge funds and others. Wachovia Corporation (the Advisor’s parent) and its affiliates (including the Advisor, EIS and ESC) (collectively, “Wachovia”) have received subpoenas and other requests for documents and testimony relating to the investigations, are endeavoring to comply with those requests, are cooperating with the investigations, and where appropriate, are engaging in discussions to resolve the investigations. Wachovia is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate. In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission advised the Advisor, a subsidiary of Wachovia Corporation, that the staff is considering recommending to the Securities and Exchange Commission that it institute an enforcement action against the Advisor, EIS and ESC. The staff of the Securities and Exchange Commission’s proposed allegations relate to (i) an arrangement involving a former employee of the Advisor and an individual broker pursuant to which the broker, on behalf of a client, made exchanges to and from a mutual fund during the period December 2000 through April 2003 in excess of the limitations set forth in the mutual fund prospectus, (ii) purchase and sale activity from September 2001 through January 2003 by a former portfolio manager of the Advisor in the mutual fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations stated in mutual fund prospectuses, and (iv) the adequacy of e-mail retention practices. In addition, on September 17, 2004, the staff of the Securities and Exchange Commission advised Wachovia Securities that the staff is considering recommending to the Securities and Exchange Commission that it institute an enforcement action against the brokerage subsidiary regarding the allegations described in (i) of the preceding sentence. Wachovia currently is engaged in discussions with the Securities and Exchange Commission staff regarding the matters described in (i) through (iv) above. Wachovia intends to make a written Wells submission, if it is unable to satisfactorily resolve these matters, explaining why Wachovia believes enforcement action should not be instituted.

Various securities regulators are currently investigating Wachovia Securities regarding Wachovia Securities’ practices and procedures for the offer and sale of certain mutual funds. Wachovia believes the regulators are reviewing the adequacy of Wachovia Securities’ disclosures regarding revenue sharing arrangements with certain investment companies and Wachovia Securities’ mutual fund sales and distribution practices.

In addition, Wachovia Corporation is cooperating with governmental and self-regulatory authorities in matters relating to the brokerage operations of Prudential Financial, Inc. that were included in Wachovia Corporation’s retail brokerage combination with Prudential. Under the terms of that transaction, Wachovia Corporation is indemnified by Prudential for liabilities relating to those matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s fund business. Any penalties or restitution will be paid by Evergreen and not by the Fund.

In addition, the Evergreen funds and the Advisor and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. The Advisor does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of the Fund or the Advisor’s ability to provide services to the Fund.

Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Fund or the Advisor, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced demand for Fund shares, or that they will not have other adverse consequences on the Fund or the Advisor.

Other Investment Companies Risk. The Fund may invest in securities of open- or other closed-end investment companies, including exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “ — Leverage Risk” above.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund’s operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the U.S. registered investment companies for which the Advisor serves as investment advisor.

Investment Advisor and Sub-Advisor

Evergreen Investment Management Company, LLC (previously defined as the “Advisor”) will act as the Fund’s investment advisor. The Advisor has been managing mutual funds and private accounts since 1932 and, with its affiliates, managed over $104.8 billion in assets as of December 31, 2006. The Advisor is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. The Advisor is a wholly owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation, and is an affiliate of Wachovia Corporations’s other broker-dealer subsidiaries, including Wachovia Capital Markets, LLC, an underwriter for this offering. Wachovia Corporation’s asset management business, referred to as “Evergreen Investments,” has in the aggregate $273.2 billion in assets under management as of December 31, 2006.

The Advisor is responsible for overseeing the day-to-day investment program of the Fund and for managing the Option Strategy. The Advisor provides the Fund with investment research, advice, and supervision, to help ensure that the Fund’s investment program is consistent with the Fund’s investment objectives and policies, subject to the supervision of the Fund’s Trustees.

Joseph DeSantis

Chief Investment Officer and Managing Director

Evergreen Fundamental Equity Group

Mr. DeSantis oversees a team of 75 portfolio managers, analysts, and trading personnel responsible for more than $21 billion of domestic and international mutual fund and institutional separate account assets. Prior to joining Evergreen in 2005, he served as a Managing Director and Head of Equities-Americas with Deutsche Asset Management in New York (2000-2005). Additionally, he served as Managing Director and Chief Investment Officer for Chase Trust Bank in Tokyo, Japan, where he built and led the local investment team and managed more than $7 billion in Japanese public and private institutional pension assets (1996-2000). While at Chase Manhattan Bank, he also served as Investment Strategist and Fund Manager, Vice President/Head of International Equities, and Portfolio Manager of the U.S. Government Securities Fund and Managed Asset Portfolios. He was a founding Partner and Director with Strategic Research International, Inc., a global investment research organization in New York, where he served as Investment Strategist (1983-1990) and as Director of Institutional Research Services for Carl Marks & Co., a subsidiary (1985-1988). He produced and published research, which encompassed country comparisons and equity and fixed-income markets commentary. Additionally, he served as a Municipal Research Credit Analyst with Moody’s Investors Service, New York (1981-1983). He has been working in the investment management field since 1981. He received a BA in economics (cum laude) with a minor in finance from the University of Cincinnati (1981). He is a member of the CFA Institute and the New York Society of Securities Analysts. Additionally he served as a Corporate Board Member with Chase Trust Bank (1996-2000) and as the Treasurer and a founding Board Member for the Japan Society of Investment Professionals.

Crow Point Partners, LLC (previously defined as the “Sub-Advisor”) will manage the portion of the Fund’s portfolio invested in equity securities. The Sub-Advisor is located at 10 The New Driftway, Suite 203, Scituate, Massachusetts 02066. The Sub-Advisor was founded in 2006 by Timothy O’Brien and Peter DeCaprio, both former Evergreen employees with 23 and 18 years of investment experience, respectively. Crow Point Partners, LLC is owned by Timothy O’Brien and Peter DeCaprio, and by M.D. Sass-Macquarie Financial Strategies, L.P. and M.D. Sass-Macquarie Financial Strategies Investment Vehicle, LLC, each of which is controlled by certain principals of the M.D. Sass Group and Macquarie Bank Limited. The M.D. Sass Group is a New York - based money management firm founded in 1972 with $9.3 billion in assets under management as of December 31, 2006 and its principal office is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036. Macquarie Bank Limited is a publicly traded Australian investment bank with $111.0 billion in assets under management as of December 31, 2006 and its principal office is located at 20 Bond Street, Level 22, Sydney, Australia 2000. Messrs. O’Brien and DeCaprio are the sole Managing Directors of Crow Point. Mr. O’Brien will act as the lead portfolio manager of the Fund’s equity investments.

Timothy O’Brien
Co-Founder and Principal, Crow Point Partners, LLC
Lead Portfolio Manager

Mr. O’Brien is co-founder and principal of Crow Point Partners, LLC. Previously, he was a Managing Director and Senior Portfolio Manager with the Value Equity team of Evergreen’s Equity Management group. His responsibilities included managing the Evergreen Utility and Telecommunications Fund and Evergreen Utilities and High Income, a closed-end fund. Mr. O'Brien now serves as portfolio manager for both of those Funds. Prior to Evergreen, he managed the Gabelli Utilities Fund for Gabelli Asset Management Inc. (1999-2002). Additionally, he served as a Portfolio Manager and Analyst for Eaton Vance Management (1994-1999), an Equity Analyst with Loomis Sayles & Co. (1986-1994), and as an Equity Analyst for PNC Bank Corp. (1983-1986). He has been in the investment management industry since 1983. He received a BBA from the University of Massachusetts (cum laude - 1976) and a MBA in finance from the Wharton School (1983). He has been awarded the use of the Chartered Financial Analyst (CFA) designation by the CFA Institute. He also served as the Program Chairperson for the former Public Utility Analysts of Boston.

The Evergreen Derivatives and Alternative Strategies Team is responsible for implementing the Option Strategy.

Timothy Stevenson, CFA, CMT

Managing Director

Evergreen Derivatives and Alternative Strategies Team

Mr. Stevenson has been with Evergreen or one of its predecessor firms since 1994. Prior to assuming his current responsibilities, he served as the Head of the Special Equity Group (2002-2005), the Head of Quantitative Equity Strategies Group (2001-2002), the Head of Equity Investments for the Evergreen Institutional Asset Management Company (2000-2001), and as President and CIO of Meridian Investment Company, a wholly owned subsidiary of Evergreen (1999-2001). Additionally, he managed the First Union Market Neutral Trust, a hedge fund (1998-2000), and the Select Strategic Growth Fund (1994-1997).

Previously, Mr. Stevenson served as the Director of Research and Portfolio Manager for Cedar Hill Associates, Inc. (1989-1994). He was also Director of Equity Investments for Midwest Financial Investment Management Company (1988-1989) and a Portfolio Manager for Harris Trust & Savings Bank (1986-1988). Additionally, he held positions at First National Bank of Maryland (1985-1986), Northwestern Bank (1982-1985) and First Investors Corporation (1981-1982).

Mr. Stevenson has been working in the investment management field since 1981. He received a BSBA in economics from Appalachian State University (1980). He has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute. He is a member of the CFA Institute and the CFA North Carolina Society. He has also been awarded the Chartered Market Technician (CMT) designation by the Market Technicians Association. He holds memberships in the Chicago Quantitative Alliance and the Market Technicians Association.

Gary Li, Ph.D

Director

Evergreen Derivatives and Alternative Strategies Team

Dr. Li has been with Evergreen since 2006. Previously, he served as a Director of Quantitative Research – Derivatives Trading with SunTrust CIB (2005-2006), as a Senior Quantitative Analyst with Evergreen Investments (2003-2005), as an Equity Derivative Analyst with First Union National Bank (1998-2002), and as a Senior Credit Analyst with Bank One (1996-1998).

Dr. Li has been working in the investment management field since 1996. He received a BA from Sichuan University in China (1982), a MS from Tsinghua University in China (1984), and a Ph.D in statistics from Indiana University – Bloomington (1994).

David Phillips, CFA

Director

Evergreen Derivatives and Alternative Strategies Team

Mr. Phillips has been with Evergreen since 2006. Previously, he served as the Head of Equities with Eastover Capital Management (2002-2005), as an Analyst with Evergreen Private Asset Management (1998-2002), as Assistant Director of Equities with Retirement Systems of Alabama (1997-1998), and as an Accounting Officer and Financial Analyst with Town North Bank (1994-1997).

Mr. Phillips has been working in the investment management field since 1994. He received a BBA in economics and finance from Baylor University (1993). He has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute, and he is a member of the CFA North Carolina Society and the CFA Institute.

Compensation and Expenses

Under the investment advisory agreement, the Fund will pay to the Advisor a fee, caculated daily and paid monthly, for its investment advisory services at an annual rate of 0.95% of the Fund’s average daily Total Assets. “Total Assets” means (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Fund (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively “external borrowings”) without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Fund, if any, constituting financial leverage shall not be considered a liability of the Fund for this purpose. Because the fee paid to the Advisor is determined on the basis of the Fund’s Total Assets, the Advisor’s interest in determining whether to leverage the Fund may conflict with the interests of the Fund. A discussion regarding the basis for the approval of the investment advisory agreements by the Fund’s Board of Trustees will be available in the Fund’s annual or semi-annual report to shareholders, as applicable, next published after the date of this prospectus. The Sub-Advisor will receive from the Advisor a fee, calculated daily and paid monthly, at a rate of 0.20% per annum of the Fund’s average daily Total Assets (paid from the Advisor’s own assets, and not by the Fund).

Under the investment advisory agreement with the Fund, the Advisor, at its own expense, provides the Fund with office space for the Fund, all necessary facilities, equipment, and personnel in connection with its services, and makes available to the Fund members of its organization to serve as officers of the Fund without salaries from the Fund. In addition, the Advisor pays the compensation of any of the Trustees of the Fund that are affiliated with the Advisor or its affiliates in their capacities as employees of such entities. The Fund pays all of its other expenses, including without limitation: (a) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of the cash, securities and other property of the Fund; (b) all charges and expenses for bookkeeping and auditors; (c) all charges and expenses of any transfer agents and registrars appointed by the Fund; (d) all fees of all Trustees of the Fund who are not affiliated with the Advisor or any of its affiliates, or with any advisor retained by the Advisor; (e) all brokers’ fees, expenses, and commissions and issue and transfer taxes chargeable to the Fund in connection with transactions involving securities and other property to which the Fund is a party; (f) all stock exchange listing expenses; (g) all taxes and trust fees payable by the Fund to Federal, state, or other governmental agencies; (h) all costs of certificates representing shares of the Fund; (i) all fees and expenses involved in registering and maintaining registrations of the Fund with the Securities and Exchange Commission (the “Commission”) and registering or qualifying the Fund’s shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities; (j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of the Fund; (k) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Fund; (l) all charges and expenses of legal counsel for the Fund and for Trustees of the Fund in connection with legal matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s existence and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state, and other laws, issues of securities, expenses which the Fund has assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Fund, its Trustees, officers, employees, or agents; (m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and (n) all extraordinary expenses and charges of the Fund.

Administrator

The Fund has also entered into an administration agreement with EIS, pursuant to which EIS provides certain administrative and accounting services. The Fund will pay EIS a monthly fee computed at an annual rate of 0.05% of the Fund’s average daily Total Assets.

Additional Information Regarding the Fund’s Management Teams

The Fund’s Statement of Additional Information contains additional information about the Fund’s portfolio managers, including other accounts they manage, their ownership of Fund shares, and elements of their compensation.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund’s first distribution, the Fund intends to make quarterly distributions to holders of the Fund’s common shares (“common shareholders”) at a rate that reflects the past and projected performance of the Fund.

The Sub-Advisor will seek to emphasize investments, within the Fund’s portfolio of equity securities, in securities that pay dividends that potentially qualify under current tax law for reduced rates applicable to qualified dividend income. Distributions of such dividends will be taxable to shareholders at rates applicable to long-term capital gains provided the Fund and its shareholders meet certain holding period and other requirements. Certain of the Fund’s investment strategies may affect the Fund’s ability to meet the holding period requirements. See “Risk Factors – Tax Risk.” Dividends that do not meet the requirements for qualified dividend income and interest distributed by the Fund will be taxable to shareholder as ordinary income. A majority of the Fund’s gains from option premiums may well be short-term, taxable at ordinary income rates; however, a portion of the Fund’s premiums from certain options may be treated as long-term capital gains. See “U.S. Federal Income Tax Matters” for further information concerning the tax treatment and characterization of Fund distributions. Distributions are likely to be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that significantly exceeds the Fund’s net investment income and net realized capital gains for the relevant year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your common shares, with any amounts exceeding such basis treated as gain from the sale of shares. If, when making its quarterly distributions, the Fund incorrectly estimates its capital gains or losses for the remainder of the taxable year, the Fund’s distributions for that period or taxable year may contain significant returns of capital.

In order to maintain a more consistent distribution rate, the Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income and gain earned by the Fund during such period. The Fund may also for other reasons decide to retain net investment income or capital gain net income (but intends to make distributions sufficient to maintain its eligibility to be taxed as a regulated investment company under Subchapter M of the Code). If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to federal income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of securities held in the Fund’s portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year). See “U.S. Federal Income Tax Matters.”

The Fund’s initial distribution is expected to be declared approximately 75 days, and paid approximately 90 to 120 days, from the completion of this offering, depending on market conditions. Unless a shareholder elects to receive distributions in cash, all of your distributions will be automatically reinvested in additional common shares under the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan.” Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-

term capital gains eligible for favorable income tax rates. The Fund may apply for exemptive relief from the Securities and Exchange Commission to permit it to distribute long-term capital gains more frequently than would otherwise be permitted by the 1940 Act. There is no assurance that the Fund will apply for such relief or that the relief would be granted. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund meets certain asset coverage requirements. Additionally, under the 1940 Act, with a limited exception, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the Fund meets certain asset coverage requirements as to its outstanding borrowings. See “Leverage.”

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See “Leverage” and “U.S. Federal Income Tax Matters.”

See “Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested by Computershare Shareholder Services, Inc. (formerly known as EquiServeTrust Company, N.A.), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Shareholder Services, Inc., as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to Computershare Shareholder Services, Inc. as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any distribution record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend or other distribution (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the price per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time common shares commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly distributions. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date. In that case, the number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend so to be invested, by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers, or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state, or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at a price less than that at which they could otherwise purchase them. If the market price plus commissions is below the net asset value, participants will receive shares with an aggregate net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010, or (800) 730-6001.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Plan, which is on file with the Securities and Exchange Commission.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset values. Common shares of closed-end funds have in the past, during some periods, traded at prices higher than their net asset values (at a “premium”) and, during other periods, traded at prices lower than their net asset values (at a “discount”). There can be no assurance that the Fund’s common shares will trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.”

Shareholders in the Fund will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including, for example, dividend levels (which will in turn be affected by levels of interest and dividend payments by the Fund’s portfolio holdings, the timing and success of the Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses, and other factors), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees may in the future consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any market discount.

U.S. FEDERAL INCOME TAX MATTERS

Federal Income Tax Matters

The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to elect and qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on net income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions. Certain of the Fund’s investment strategies may generate foreign currency gains for U.S. federal income tax purposes. Foreign currency gains are currently treated as qualifying income for purposes of the income test applicable to regulated investment companies. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby possibly jeopardizing the Fund’s qualification as a regulated investment company for all years to which such regulations are applicable.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated under federal income tax rules as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as returns of capital to the extent of the shareholder’s basis in the shares, and thereafter as capital gain.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“section 1256 contracts”). The Fund’s positions in these section 1256 contracts will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the options at the end of the Fund’s taxable year (October 31) (or if the option or contract is disposed of, upon disposition). Under this system,

60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts), and options on certain foreign currencies and foreign currency futures contracts will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. The Fund’s positions in options that do not qualify as section 1256 contracts under the Code, including unlisted options on equity indices, listed options on narrow-based equity indices and options on individual stocks, generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The Fund’s option-writing on indices, stocks, and other instruments may affect the period for which it is respected for federal income tax purposes as having held stocks that the Fund owns on which calls are written or which are included in the indices or other instruments on which calls are written. Some of the call options, put options, and other instruments employed by the Fund may be deemed to substantially diminish the Fund’s risk of loss in offsetting positions in “substantially similar or related” property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares which become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. Some of the covered call options that are considered to offset “substantially similar or related” property may constitute “qualified covered call options” which are generally excepted from the straddle rules but may still give rise to holding period suspensions. At this time, it is unclear the extent to which the gains from the sale of Fund portfolio securities underlying (or substantially similar to) such call options will be treated as short-term capital gains and thus, in so far as not offset by short-term losses, taxable at ordinary income rates when distributed.

For taxable years beginning on or before December 31, 2010, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and certain “qualified” foreign corporations as “qualified dividend income,” provided holding period and other requirements are met by the Fund. As noted above, certain of the Fund’s investment strategies may affect the Fund’s ability to meet the holding period requirements. A dividend will not be treated as qualified dividend income to the Fund (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the Fund is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in “substantially similar or related” property, (3) if the Fund elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is not a “qualified foreign corporation.” “Qualified foreign corporations” are corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or a corporation whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. To be eligible for the treatment as qualified dividend income, a foreign corporation paying the dividend cannot be a passive foreign investment company (“PFIC’) in the year of distribution or the prior year. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements described above are met by the shareholder with respect to its shares in the Fund. Fund dividends representing distributions of interest income and short-term capital gains (including premiums received by the Fund as the seller (writer) of expired options contracts) as well as dividend equivalent (or so-called “substitute”) payments the Fund receives on its loans of portfolio securities cannot be designated as qualified dividend income and will not qualify for the reduced rates. In addition, the straddle rules described above, which terminate or suspend the holding period of Fund portfolio securities substantially similar to options and other reduced-risk investments, may bear adversely on the Fund’s ability to designate distributions as qualified dividend income. Further, as noted above, the special rules relating to the tax treatment of qualified dividend income only apply to taxable years beginning on or before December 31, 2010. Thereafter, all of the Fund’s distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to the percentage (if any) of the Fund’s distributions that will qualify for taxation to individual common shareholders as qualified dividend income. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretation of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

In addition to investing in stocks that pay tax-favored dividends, the Fund may invest a portion of its assets in stocks and other securities that generate ordinary income not taxed at long-term capital gains rates. For example, dividends received by the Fund from REITs generally will not constitute qualified dividend income except to the extent (i) of qualified dividend income in the certain REIT’s hands, or (ii) that the REIT pays an entity-level tax. REITs are generally operated in a manner designed to ensure that they are not required to pay such taxes.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Fund’s Automatic Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. See “Dividends and Distributions” for a further discussion of the tax characteristics of Fund distributions.

The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2010. The Fund’s call writing activities and investments in futures contracts and foreign currency contracts may increase or accelerate the Fund’s recognition of ordinary income and may cause the Fund to liquidate other investments and recognize additional gain in order to satisfy distribution requirements.

Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see “U.S. Federal Income Tax Matters” in the Statement of Additional Information for additional information about backup withholding.

In the event that the Fund issues preferred shares, the IRS will require the Fund to allocate to each class of shares proportionate amounts of each type of its profits (such as ordinary income and capital gains) based upon the percentage of total dividend distributed to each class for the tax year.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning on or before December 31, 2007, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at its year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. See the Statement of Additional Information for additional requirements to obtain such credits.

A shareholder should also be aware that the application of the alternative minimum tax may affect the tax consequences of an investment in the Fund. Shareholders should consult their own tax advisors regarding the application of this alternative minimum tax.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions as well as possible estate tax consequences of Fund shareholdings by foreign persons. Please see “U.S. Federal Income Tax Matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

NET ASSET VALUE

The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Advisor, are accrued daily. The net asset values of shares of publicly traded closed-end investment companies investing in equity and debt securities are generally published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

Each security held by the Fund is typically valued using current market quotations when these quotations are readily available and reliable. If no recent market quotations are available for a security, or if the available quotations are deemed not to be indicative of current value, the Fund may price that security at a “fair value” according to the policies established by the Fund’s Board of Trustees.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s net asset value, could be different from the actual value at which those securities could be sold in the market. The Fund will invest in foreign securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset value. As a result, the values of the Fund’s portfolio securities may change on days when the net asset value of the Fund’s shares is not calculated. The net asset value of the Fund’s shares will reflect any such changes when the net asset value of the Fund’s shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund calculates its net asset value. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the values of securities traded in those markets. To address this, the Fund’s fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in U.S. markets exceed specified thresholds. In these instances, the values of the foreign securities are typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund’s net asset value is calculated. Changes in the values of those currencies in relation to the U.S. dollar affect the Fund’s net asset value. Any difference in the value of a foreign currency at 2:00 p.m. and the value of foreign currency at the time the Fund calculates its net asset value (normally 4:00 p.m. Eastern time) will not be reflected in the Fund’s net asset value that day.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. Debt securities with longer maturities are generally stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and/or various relationships between securities which are generally recognized by institutional traders. The values of interest rate swaps, caps, and floors are determined by obtaining bank quotations or based on current interest rates and relevant bond prices, or may be determined on the basis of valuations furnished by pricing services. Positions in options are valued at the last sale price on the market where any such option is principally traded. The fair values of options which are not traded on an exchange and options for which such prices are not available or are considered unreliable are generally determined based on quotations obtained by the Advisor from dealers in such options. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. After the completion of this offering, the Fund will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any issued shares into one or more additional classes or series of shares. The Board of Trustees may establish, designate, and change such series or classes, including preferred shares, from time to time without a shareholder vote by setting or changing in any one or more respects the preferences, voting powers, rights, duties, and business purpose of such shares and may divide or combine the shares of any series or class into a greater or lesser number. See “Leverage.”

Common Shares

Common shares, when issued and outstanding, will be fully paid and non-assessable and will have no pre-emptive rights or conversion rights or rights to cumulative voting. Common shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote per share, with fractional shares voting proportionally, as to any matter on which the common share is entitled to vote. The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance under the symbol “EOD,” and the Fund will hold annual meetings so long as required by the New York Stock Exchange.

In the event that the Fund issues preferred shares and so long as any preferred shares of the Fund are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See “Leverage.”

The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to the Fund. The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder of the Fund and not because of the shareholder’s act or omission or for some other reason. Thus, the risk of a shareholder’s incurring financial loss on account of being a shareholder should be limited to circumstances in which the Fund itself would be unable to meet its obligations.

The Fund will send unaudited reports at least semiannually and audited annual financial statements annually to all of its shareholders.

As of February 9, 2007, Evergreen Financing Company, LLC, an affiliate of the Advisor, provided the initial capital for the Fund by purchasing 5,240 common shares of the Fund for $100,084. As of the date of this prospectus, Evergreen Financing Company, LLC owned 100% of the outstanding common shares. Evergreen Financing Company, LLC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding common shares of the Fund or until the public offering of the shares is completed.

Preferred Shares

The Fund in the future may elect to issue preferred shares as part of its leverage strategy. The Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares generally to 50% of the value of the Fund’s total assets less the Fund’s liabilities and indebtedness. Although the terms of any preferred shares, including dividend rate, liquidation preference, and redemption provisions, would be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the preferred shares would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing, or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights, and redemption provisions of the preferred shares would be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Fund, the holders of preferred shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. Preferred shareholders are entitled to one vote per share, with fractional shares voting proportionally. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares would have the right to elect a majority of the Trustees at any time dividends on any preferred shares are unpaid for a period of two years. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Anti-takeover Provisions of the Agreement and Declaration of Trust and By-Laws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to amend, alter, or repeal any of the preferences, rights, or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights, or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above would in each case be in addition to any other vote required to authorize the action in question.

The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered. For the tax consequences to common shareholders in the Fund of an issuance of preferred shares see “U.S. Federal Income Tax Matters.”

ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

The Fund’s Declaration of Trust and By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year. A Trustee may be removed from office for cause by the holders of at least 75% of the Fund’s shares entitled to vote on the matter. A Trustee may be removed from office with or without cause by 75% of the remaining Trustees.

As described below, the Declaration of Trust grants special approval rights with respect to certain matters to members of the Board of Trustees who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

The Declaration of Trust requires the favorable vote of at least 75% of the Board of Trustees as well as the holders of at least 75% of the Fund’s shares entitled to be voted on the matter to approve, adopt, or authorize the following:

•	a merger or consolidation or share exchange of the Fund with any other entity;
•

the issuance or transfer of shares of the Fund (in one or more series of transactions in any twelve-month period) having an aggregate fair market value of $1 million or more (excluding a transfer pursuant to a public offering, a dividend reinvestment plan, or any stock subscription rights);

•

a sale, lease, exchange, or transfer of assets of the Fund (in one or more series of transactions in any twelve-month period) having an aggregate fair market value of $1 million or more (other than securities transactions in the ordinary course of business); or

•	any shareholder proposal as to specific investment decisions with respect to the Fund’s assets.

However, the above actions may be approved without shareholder consent if such action is approved by a majority of the Board of Trustees and 75% of the Continuing Trustees (unless in certain circumstances shareholder consent is otherwise required by the 1940 Act).

The provisions of the Declaration of Trust also require either (a) the favorable vote or consent of the holders of at least 75% of the Fund’s shares entitled to vote on the matter, or (b) the favorable vote or consent of a majority of the Board of Trustees and at least 75% of the Continuing Trustees to approve, adopt or authorize the following:

•	the termination of the Fund; or
•	the termination of any series or class of the Fund’s shares.

In addition, conversion of the Fund to an open-end investment company would require the favorable vote of a majority of the Trustees then in office and the favorable vote of at least 75% of each class of the Fund’s shares outstanding and entitled to vote on the matter, unless a majority of the Board of Trustees as well as 75% of the Continuing Trustees approve such conversion. A conversion of the Fund to an open-end investment company may, however, still require shareholder approval under separate requirements in the 1940 Act. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange. Conversion to an open-end investment company may also require changes in certain of the Fund’s investment policies and restrictions, such as those relating to the borrowing of money.

The Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the extent the By-Laws do not reserve the right to the shareholders, to make, alter, amend or repeal any of the By-Laws, subject to the requirements of applicable law and the approval of a majority of the Board of Trustees. However, the approval of a majority of the Board of Trustees and 75% of the Continuing Trustees is required for any amendment, alteration, change, or repeal of certain By-Laws related to the meetings of shareholders or any other By-Law designated from time to time by resolution of a majority of the Board of Trustees and 75% of the Continuing Trustees to require such approval. Neither of these provisions of the Declaration of Trust, nor any of the provisions described above, can be amended or repealed except by the favorable approval of a majority of the then Trustees and 75% of the Continuing Trustees as well as the affirmative vote or consent of the holders of at least 75% of the Fund’s shares entitled to vote; provided, however, that such affirmative vote or consent shall be in addition to the vote or consent of the shareholders otherwise required by applicable law or by the terms of any agreement between the Fund and any national securities exchange.

The Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 45 calendar days nor more than 60 calendar days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be received on or before November 9, 2007. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Declaration of Trust described above could have the effect of depriving shareholders of opportunities to sell their shares at a premium over the then current market price of the shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Fund’s By-Laws, both of which are on file with the Securities and Exchange Commission.

UNDERWRITING

Wachovia Capital Markets, LLC, and A.G. Edwards & Sons, Inc. are acting as the representatives of the underwriters (“Underwriters”) named below. Subject to the terms and conditions stated in the underwriting agreement, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of common shares set forth opposite the Underwriter’s name.

Underwriters	Number of Common Shares
Wachovia Capital Markets, LLC
A.G. Edwards & Sons, Inc.
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, Inc
Crowell, Weedon & Co.
Ferris, Baker Watts, Incorporated
Morgan Keegan & Company, Inc.
Southwest Securities, Inc.
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC
Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) shown in the table above if any of the common shares are purchased.

The underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $       per share. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of the initial public offering price. The Underwriters may allow, and dealers may reallow, a concession not to exceed $    per share on sales to other dealers. If all of the common shares are not sold at the initial public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares purchased on or before          , 2007. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Advisor (and not the Fund) has agreed to pay to Wachovia Capital Markets, LLC, from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s common shares in the amount of $      . The structuring fee paid to Wachovia Capital Markets, LLC will not exceed    % of the total public offering price of the common shares sold in this offering.

The Advisor (and not the Fund) has agreed to pay to A.G. Edwards & Sons, Inc., from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s common shares in the amount of $      . The structuring fee paid to A.G. Edwards & Sons, Inc. will not exceed    % of the total public offering price of the common shares sold in this offering.

The Advisor (and not the Fund) may also pay certain qualifying Underwriters a structuring fee, a sales incentive fee, or additional compensation in connection with the offering. The total amount of the Underwriter compensation payments described above and certain expenses reimbursed to the underwriters will not exceed 4.5% of the total public offering price of the shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of common shares, including the sales load and all forms of additional compensation or structuring or sales incentive fee payments to the Underwriters and the amounts paid by the Fund to the Underwriters to reimburse certain expenses, will be limited to not more than 9.0% of the total public offering price of the common shares sold in this offering.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to             additional common shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional common shares approximately proportionate to that Underwriter’s initial purchase commitment.

The Fund has agreed that, for a period of 180 days from the date of this prospectus, it will not, without the prior written consent of Wachovia Capital Markets, LLC, on behalf of the Underwriters, dispose of or hedge any common shares or any securities convertible into or exchangeable for common shares. Wachovia Capital Markets, LLC, in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

The Underwriters have undertaken to sell common shares to a minimum of 2,000 beneficial owners in lots of 100 or more shares to meet the New York Stock Exchange distribution requirements for trading. The Fund’s common shares have been approved for listing on the New York Stock Exchange under the symbol “EOD,” subject to notice of issuance.

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the

Underwriters’ option to purchase additional common shares.

Paid By Fund
	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

The Fund, the Advisor, and the Sub-Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. Certain Underwriters may make a market in the common shares after trading in the common shares has commenced on the New York Stock Exchange. No Underwriter, however, is obligated to conduct market-making activities, and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wachovia Capital Markets, LLC on behalf of itself and the other Underwriters, may purchase and sell common shares in the open market. These transactions may include short sales, syndicate covering transactions, and stabilizing transactions. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of common shares made in an amount up to the number of common shares represented by the Underwriters’ over-allotment option. In determining the source of common shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of common shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares in the open market while the offering is in progress.

The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an Underwriter or a dealer for distributing common shares in this offering if the syndicate repurchases common shares to cover syndicate short positions or to stabilize the purchase price of the common shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of common shares. They may also cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions.

The Underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than the prospectus in electronic format, the information on any such Underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of common shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate common shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, common shares may be sold by the Underwriters to securities dealers who resell common shares to online brokerage account holders.

Prior to the initial public offering of common shares, an affiliate of the Advisor purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have engaged in, are engaged in, and may, from time to time, engage in transactions with or perform services for the Advisor, the Sub-Advisor, and their affiliates in the ordinary course of business. The Advisor to the Fund is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other broker/dealer subsidiaries, including Wachovia Capital Markets, LLC, an Underwriter for this offering.

The principal business address of Wachovia Capital Markets, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of A.G. Edwards & Sons, Inc. is One North Jefferson Avenue, St. Louis, Missouri 63103.

CERTAIN AFFILIATIONS

Unless and until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND REGISTRAR

The Fund’s securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111. Computershare Shareholder Services, Inc. (formerly known as EquiServe Trust Company, N.A.) is the Fund’s transfer agent, registrar, shareholder servicing agent, and dividend disbursing agent for the Fund’s shares. The address for Computershare Shareholder Services, Inc. is P.O. Box 43010, Providence, Rhode Island 02940-3010.

LEGAL MATTERS

Certain legal matters in connection with the shares offered hereby are passed on for the Fund by Ropes & Gray LLP and Richards, Layton & Finger, P.A. Certain matters have been passed upon for the Underwriters by Simpson Thacher & Bartlett LLP. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected KPMG LLP as its independent registered public accounting firm. KPMG LLP’s principal business address is located at 99 High Street, Boston, MA 02110.

PRIVACY POLICY

The Advisor and its affiliates have implemented a number of practices for safeguarding the privacy and security of financial information about shareholders. The Advisor and its affiliates employ safeguards to protect customer information and to prevent fraud. The Advisor and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit http://www.EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen service representative.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith expects to file reports and other information with the Securities and Exchange Commission. Reports, proxy statements, and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements, and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission’s web site (http://www.sec.gov).

--------------------------------------------------------------------------------

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Until             , 2007 (25 days after the date of this prospectus), all dealers that buy, sell, or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Evergreen LOGO

Evergreen Global Dividend Opportunity Fund

        Shares

Common Shares

_______________________________

P R E L I M I N A R Y   P R O S P E C T U S

        , 2007

_______________________________

Wachovia Securities
A.G. Edwards
Robert W. Baird & Co.
BB&T Capital Markets
Crowell, Weedon & Co.
Ferris, Baker Watts,
Incorporated
Morgan Keegan & Company, Inc.
Southwest Securities
Wedbush Morgan Securities, Inc.
Wells Fargo Securities

578503

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION — DATED      , 2007

EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF ADDITIONAL INFORMATION

Evergreen Global Dividend Opportunity Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated      , 2007. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-730-6001.

The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the “Commission”), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission’s office at no charge, or inspected on the Commission’s website at http://www.sec.gov.

                 This Statement of Additional Information is dated      , 2007.

This Statement of Additional Information is dated    .

FUND HISTORY

The Fund is a diversified, closed-end management investment company organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Much of the information contained in this Statement of Additional Information expands on subjects discussed in the prospectus. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objectives, principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund’s prospectus and provides additional information on the Fund’s investment policies or restrictions.

Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied at the time of a portfolio investment to which the restriction or policy is applicable (other than the limitations on borrowing or the asset coverage requirements of the 1940 Act for senior securities). Accordingly, any later increase or decrease resulting from a change in values, net assets, or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.

Securities

EQUITY SECURITIES.

Common Stocks. Common stock represents an equity ownership interest in a company and is usually coupled with voting rights. At the discretion of a company’s board, a company may pay dividends on its common stock.

An adverse event, such as an unfavorable earnings report or a decline in the stock market, may depress the value of a particular common stock to which the Fund has exposure. Common stock prices fluctuate for many different reasons, including, for example, the following: changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant industry or stock market; changes in management; changes in the demand for a company’s services or products; and political or economic events affecting the issuer. In addition, common stock prices may be particularly sensitive to

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rising interest rates, as the cost of capital rises and borrowing costs increase. Because common stock is junior to a company’s debt securities and preferred stock, deterioration in the credit quality of an issuer will likely cause greater changes in the value of a company’s common stock. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market.

Although common stocks have historically generated higher average returns than debt securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. Because the Fund will ordinarily have substantial exposure to common stocks, historical trends indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to high levels of volatility and market and issuer-specific risk.

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, more extensive manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be less liquid and subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Securities of small capitalization companies (and sometimes other companies) may be traded in the over-the-counter market or on a regional exchange or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if the Fund is required to liquidate its securities positions.

The Fund’s investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

The Fund may invest in over-the-counter stocks. In contrast to the securities exchanges on which the stock of large capitalization companies trade, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfy certain defined standards. Generally, the volume of trading in an over-the-counter or unlisted common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund may invest may not be as great as that of other securities, and, if the Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

OTHER EQUITY SECURITIES. The Fund may invest or hold equity securities other than common stocks, including depository receipts, rights, warrants, convertible securities and preferred stock. These securities have risks similar to common stock as well as other risks described in the prospectus and this Statement of Additional Information.

Convertible Securities. Convertible securities are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Because most convertible securities are fixed rate instruments, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the

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market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities generally have higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

Preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stock may have variable rates of return, but may also have a fixed rate of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Warrants and Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying equity security.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest

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rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants may expire with no value.

FOREIGN INVESTMENTS. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which can affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the values of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Political or financial instability and diplomatic developments could affect the value of investments in securities issued by companies in those countries. Other risks include, for example, currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain countries; the fact that companies in foreign countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of foreign countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Also, any change in the leadership or politics of foreign countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Emerging Market Securities. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of developing (or emerging market) countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include, for example, greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market

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countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse any liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Investments in emerging market countries may involve greater expense than do investments in more developed countries, such as, for example, higher trading and custodial costs.

The Fund’s investments in foreign currency-denominated securities and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal income tax purposes.

SHORT SALES. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

INVESTMENTS IN DEPOSITARY RECEIPTS. The Fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the Fund’s investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such a depositary receipt.

OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. The Fund’s investments in other investment companies may be limited by certain provisions of the 1940 Act. Notwithstanding the foregoing, subject to receiving no-action assurance from the Commission, the Fund may invest cash balances in shares of other money market funds advised by EIMC or its affiliates in amounts up to 25% of the Fund’s total assets.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

MONEY MARKET INSTRUMENTS. Money market instruments are high-quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other

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short-term corporate obligations, and certificates of deposit, bankers’ acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund’s investment objectives and policies.

REAL ESTATE INVESTMENT TRUSTS (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other types of securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Derivatives

The use of swaps, options, futures contracts, and other derivatives involves risk. Thus, while the Fund may benefit from the use of derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.

Even if the Fund has the ability to engage in derivatives transactions, the Fund does not have the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing

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in this Statement of Additional Information is intended to limit in any way any purpose for which the Fund may enter into any type of derivatives transaction; the Fund may use derivatives transactions for hedging purposes or otherwise generally for purposes of enhancing its investment return.

The Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.

SWAPS, CAPS, FLOORS AND COLLARS. A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows, such as an exchange of floating interest rate payments for fixed interest rate payments with respect to a notional amount of principal. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

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                The use of credit default swaps, like all swap agreements, is subject to certain additional risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline because of the heightened risk that the counterparty may be unable to satisfy its payment obligations (particularly if the counterparty was the protection seller under the credit default swap contract). In addition, there is no guarantee that the Fund can eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars. The purchase of a cap entitles the purchaser, in return for periodic floating rate payments, to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser, in return for periodic floating rate payments, to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The federal income tax treatment with respect to swap transactions, caps, floors and collars may impose limitations on the extent to which the Fund may engage in such transactions.

OPTIONS AND FUTURES STRATEGIES

Options on Securities and Indices. An option on an index or a security is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price. Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

Purchasing Options on Securities and Indices. The Fund may purchase call and put options on indices or on securities in order to adjust the investment or risk characteristics of the Fund’s portfolio or to hedge against adverse changes in the value of one or more securities held by it or that it anticipates buying. In the case of a put option, the Fund would generally realize a profit if the level of the index in question or the price of the securities in question falls below the strike price of the option in an amount greater than any transaction costs associated with the option. In the case of a call option, the Fund would generally realize a profit if the level of the index in question or the price of the securities in question rises above the strike price of the option in an amount greater than any transaction costs associated with the option. If the price of the index or securities in question does not rise or fall, as the case may be, in such amounts, the option would likely expire worthless, and the Fund would realize a loss in the amount of the premium it paid for the option.

Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on indices or securities. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying index or security to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

During periods of declining securities prices or when prices are stable, writing call options can be a profitable strategy to increase the Fund’s income. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the level of the underlying index or the price of the underlying index or security exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price of the security, as the case may be, exceeds the exercise price at the time the call option is exercised, minus the premium received. The Advisor may write call options whose values are expected to correlate with changes in the values of some or all of the Fund’s portfolio investments. However, it is possible that changes in the values of options written by the Fund will not correlate with values of the Fund’s portfolio investments and the Fund may lose money both on options written by it and on its portfolio securities. It is also possible that the Fund will not be able to close out an option written by it at any point in time or at a desirable price.

The Fund also may write put options on indices or securities. During periods of rising securities prices or when prices are stable, writing put options can be a profitable strategy to increase the Fund’s income. However, when securities prices decline, the Fund is exposed to an increased risk of loss, because if the level of the underlying index or the price of the underlying index or security is lower than the option’s exercise price, the Fund will suffer a loss equal to the amount by which the level of the underlying index or the market price is below the exercise price at the time the put option is exercised, minus the premium.

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OTC Options. The Fund may enter into in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options. They are also subject to the risk that the Fund’s counterparty may be unable or unwilling to perform its obligations.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs). The Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund that has written an

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option, it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction (if applicable) that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying indices or securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written, it may not be able to limit its loss on the option, and in the case of an option written on a security owned by it, it may not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a securities index, the Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set. As the writer of a put option, the Fund will realize a loss (net of premiums received) if the underlying index or security falls below the strike price. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option. As the writer of a put option, the Fund will realize a loss (net of premiums received) if the value of the underlying index or security falls below the strike price.

The risk of loss to the Fund on options written by it may be unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option as described above. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an

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exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, an Advisor, and other clients of an Advisor may constitute such a group. These limits restrict the Fund’s ability to purchase or sell particular options.

The Fund’s ability to engage in options transactions may be limited by tax considerations.

FUTURES CONTRACTS AND RELATED OPTIONS

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). If the Fund is unable to enter into a closing transaction, the amount of the Fund’s potential loss may be unlimited.

No price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with the broker an amount of liquid assets, to serve as “initial margin.” Initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in an futures contract (a long position if the option is a call and a short position if the option is a put) at a specified

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exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to an Advisor’s ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the underlying assets. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies involves the risk of imperfect correlation among movements in the prices of the securities or indices underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of an Advisor to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the Fund, the Fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would likely continue to be exercisable in accordance with their terms.

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                U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the Fund is subject to an Advisor’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund’s securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund’s tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the Fund of index futures. For example, successful use of index futures by the Fund may be subject to an Advisor’s ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the

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Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. The Fund may use futures for purposes other than hedging, and may not hold portfolio securities that offset its losses on the futures contracts. The Fund’s losses on futures contracts purchased or sold by it may be unlimited.

The prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions for a number of reasons. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by an Advisor may still not result in a profitable position over a short time period.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. The Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases.

The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

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                The Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities and indices, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. An Advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price paid for the securities collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities. In addition, the Fund may be delayed or prevented from recovering the security sold pursuant to the agreement.

RISK IN BOOK/TAX DIFFERENCES. Investments in derivatives such as options, futures contracts, and investments in foreign currencies can result in differences between the Fund’s book income, as determined for financial accounting purposes and its taxable income. In a number of circumstances, tax accounting of these instruments accelerates the recognition of income or gains (and sometimes loss or deduction) not yet realized for financial accounting purposes. For example, the Fund’s positions in certain equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts) and options on certain foreign currencies and foreign currency futures contracts, so-called “section 1256 contracts,” will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the options or contracts at the end of the Fund’s taxable year and the end of its excise tax marking period (October 31), unless it coincides with the Fund’s taxable year end. Under this system, although the Fund may not have realized any gain for financial accounting purposes, for US federal income tax purposes, 60% of the gains or losses from such section 1256 contracts will be treated as long-term capital gain or loss and 40% will be treated as short-term capital gain or loss.

                Application of the “straddle” rules under federal income tax law to investments made by the Fund may also give rise to book/tax differences. The straddle rules are generally applicable when certain futures contracts, call options, put options and other devices which are employed by the Fund are deemed to substantially diminish the Fund’s risk of loss in offsetting positions in “substantially similar or related” property. The straddle rules require the Fund to defer certain realized losses on positions within a straddle and may result in the recharacterization of long-term capital gain as short-term capital gain and the recharacterization of short-term capital loss as long-term capital loss. When the Fund offsets capital losses against capital gains for financial accounting purposes but cannot offset such losses against gains for federal income tax purposes due to the straddle rules, the Fund’s net gain for book purposes will be less than the net gain for tax purposes, resulting in greater distributions to shareholders as compared with the amount of book gain. Similarly, since there is no distinction between short-term and long-term capital gain and loss for financial accounting purposes (and thus ordinary income/expenses and capital gains/losses do not offset each other), and there is such a distinction for federal income tax purposes, book/tax differences may arise when capital gain or loss is recharacterized as either short-term gain or long-term loss.

                In addition, derivatives involving foreign currencies may often lead to book/tax differences because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses. While the Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes. Thus, a Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income and/or gains at the Fund’s level and its distributions to shareholders, while a Fund’s losses from such positions may lead to a return of capital to Fund shareholders.

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Proxy Voting Policy and Procedures

The Fund has adopted Proxy Voting Policies and Procedures which the Advisors use to determine how to vote proxies relating to the Fund’s portfolio securities. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Appendix B to this Statement of Additional Information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be made available (i) without charge, upon request, by calling toll-free 1-800-730-6007 and (ii) on the SEC’s website at http://www.sec.gov.

Portfolio Trading and Turnover Rate

Active portfolio trading may be undertaken to accomplish the investment objectives of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an Advisor believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain. Securities may be bought and sold frequently in connection with the Fund’s dividend capture strategy and option writing program.

A change in the securities held by the Fund is known as “portfolio turnover.” The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund, and, to the extent options written (sold) by the Fund are exercised, the Fund’s portfolio turnover rate will increase. For instance, the Fund’s portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy or to realize additional gains to be distributed to shareholders if the Option Strategy is unsuccessful. The Fund is managed without regard generally to restrictions on portfolio turnover. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in equity securities generally involves the payment of brokerage commissions. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns to Fund shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

INVESTMENT RESTRICTIONS

The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of “a majority of the Fund’s outstanding voting securities,” as defined in the 1940 Act. If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Where necessary, an explanation beneath a fundamental policy summarizes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

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1.	Diversification

The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.	Concentration

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers determined by an Advisor to be primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities). Securities of other investment companies are not considered to be investments in issuers in any industry.

3.	Issuing Senior Securities
Except as permitted under the 1940 Act, the Fund may not issue senior securities.

Further Explanation of Senior Securities Policy:

The Fund may not issue any class of senior security, or sell any such security of which it is the issuer, unless (i) if such class of senior security represents an indebtedness, immediately after such issuance or sale, it will have an asset coverage of at least 300% or (ii) if such class of senior security is a stock, immediately after such issuance or sale it will have an asset coverage of at least 200%. See “Description of Shares” in the prospectus for a summary of certain restrictions on the Fund resulting from the issuance of any senior securities.

4.	Borrowing
The Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

The Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. The Fund may also enter into reverse repurchase agreements in accordance with positions of the Securities and Exchange Commission.

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5.	Underwriting

The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.	Real Estate

The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.	Commodities

The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options, and currency contracts and related options or other financial instruments and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.	Lending

The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities or other high quality investments. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

_____________________

All other investment policies of the Fund in the prospectus and in this Statement of Additional Information, and the Fund’s investment objectives, are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund’s outstanding voting shares.

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MANAGEMENT OF THE FUND

Trustees of the Fund

The Fund is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.

The Fund has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings, and reviews and resolves conflicts of interest between the Fund and the Fund’s investment advisor or its affiliates. The Executive Committee also functions as the Nominating Committee, and the Qualified Legal Compliance Committee (as further described below). In addition, members of the Executive Committee serve on the 15(c) Committee (as further described below). The Executive Committee is also responsible for overseeing and assisting Trustee oversight of: litigation commenced by or against the Fund; litigation commenced by or against any service provider to the Fund that relates to the Fund or that may have a material effect on the service provider’s ability to perform its services to the Fund; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Fund that relate to its services to the Fund.

The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, and the Chairman of the Committee, Michael S. Scofield. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund’s investment advisors and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. It is expected that Richard J. Shima will be appointed to the 15(c) Committee at a meeting of the Board of Trustees following the completion of the initial public offering of the Fund. See “Additional Expected Trustees” below.

The Qualified Legal Compliance Committee is responsible for establishing of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material

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violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by the Fund or by any officer, Trustee, employee or agent of the Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of Patricia B. Norris, Dr. Russell A. Salton, III, and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee is also responsible for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities.

The Trust has a Distribution, 12b-1, and Service Committee which consists of the Chairman of the Committee, Dr. Leroy Keith, Jr., who is an Independent Trustee. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Fund are distributed; the nature and quality of services provided by the Fund’s transfer agent and other service providers; and the overall level of servicing provided to shareholders in the Fund. It is expected that William W. Pettit will be appointed to the Distribution, 12b-1, and Service Committee at a meeting of the Board of Trustees following the completion of the initial public offering of the Fund. See “Expected Additional Trustees” below.

The Trust has a Performance Committee which consists of Gerald McDonnell, K. Dun Gifford, and David M. Richardson. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Fund and assesses the performance of the Fund. The members of the Performance Committee are Independent Trustees. It is expected that Richard Wagoner and Richard J. Shima will be appointed to the Performance Committee at a meeting of the Board of Trustees following the completion of the initial public offering of the Fund. See “Additional Expected Trustees” below.

Set forth below are the Trustees of the Fund. Unless otherwise indicated, the address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

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Current Trustees (each an Independent Trustee):

Name and Date of Birth	Position with Fund	Beginning Year of Term of Office[1,2]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2006[3]	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	Less than one year	Investment Counselor, Anchor Capital Advisors, LLC (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
K. Dun Gifford DOB: 10/23/1938	Trustee	Less than one year	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	Less than one year	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Funds Family (consisting of 60 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	Less than one year	Manager of Commercial Operations, CMC Steel (steel producer)	94	None
Patricia B. Norris DOB: 4/9/1948	Trustee	Less than one year	President and Director of Phillips Pond Homes Association (home community); President and Director of Buckley of Kezar Lake, Inc., (real estate company); Former Partner, PricewaterhouseCoopers, LLP	94	None
David M. Richardson DOB: 9/19/1941	Trustee	Less than one year	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming	94	None

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			Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications)
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	Less than one year	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.	94	None
Michael S. Scofield DOB: 2/20/1943	Trustee	Less than one year	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None

1

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he or she serves: Trustees Scofield, Gifford, Keith, and Norris as Class I Trustees, are expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders. Trustees Austin and McDonnell, as Class II Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders. Trustees Richardson and Salton as Class III Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders. At a meeting of the Board of Trustees following the completion of the initial public offering of the Fund, it is expected that: Richard J. Shima will join Class II of the Board of Trustees, and that William Walt Pettit and Richard K. Wagoner will join Class III of the Board of Trustees. See “Additional Expected Trustees” below.

2      Each Trustee has served in such capacity since the Fund’s inception in 2007.

3      The number of portfolios also includes the Fund which was formed after December 31, 2006.

Trustee Ownership of Evergreen Funds Shares

The table shows the dollar range of each Trustee’s investment in the Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2006.

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Evergreen Fund Complex
Charles A. Austin III	$0	Over $100,000

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K. Dun Gifford	$0	Over $100,000
Dr. Leroy Keith, Jr.	$0	Over $100,000
Gerald M. McDonnell[1]	$0	Over $100,000
Patricia B. Norris	$0	Over $100,000
David M. Richardson	$0	Over $100,000
Dr. Russell A. Salton, III	$0	Over $100,000
Michael S. Scofield	$0	Over $100,000

As of the date of this Statement of Additional Information, the officers and Trustees of the Fund owned as a group less than 1% of the outstanding shares of any class of the Fund.

Set forth below is information with respect to each person who, to the Fund’s knowledge, owned of record 5% or more of the outstanding shares of the Fund as of the date of this Statement of Additional Information.

Name and Position	Shares Owned of Record and Beneficially	Percentage of Fund’s Outstanding Shares
Evergreen Financing Company, LLC 200 Berkeley Street Boston, MA 02116	5,240	100%

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially or of record in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2006:

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Charles A. Austin III	None.	n/a	n/a	n/a	n/a

K. Dun Gifford	None.	n/a	n/a	n/a	n/a

Leroy Keith Jr.	None.	n/a	n/a	n/a	n/a

Gerald McDonnell	None.	n/a	n/a	n/a	n/a

Patricia B. Norris	None.	n/a	n/a	n/a	n/a

David M. Richardson	None.	n/a	n/a	n/a	n/a

Russell A. Salton, III	None.	n/a	n/a	n/a	n/a

Michael S. Scofield	None.	n/a	n/a	n/a	n/a

Additional Expected Trustees:

          The Trustees expect to elect each of the following persons (who also serve as Trustees of the other Evergreen funds) as additional Trustees at a meeting of the Board of Trustees following the completion of the initial public offering of the Fund:

Independent Trustees:

Name and Date of Birth	Position with Fund	Beginning Year of Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2006 (and including the Fund) [1]	Other Directorships held outside of Evergreen Funds Complex
William Walt Pettit DOB: 8/26/1955	Trustee	Less than one year	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging corporation); Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC	94	None
Richard J. Shima DOB: 8/11/1939	Trustee	Less than one year	Independent Consultant; Former Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association	94	None

(1)	The number of portfolios also includes the Fund which was formed after December 31, 2006.

Interested Trustee:

Name and Date of Birth	Position With Fund	Beginning Year of Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2006 (and including the Fund) (1)	Other Directorships Held Outside of Evergreen Funds Complex
Richard K. Wagoner, CFA(2) DOB: 12/12/1937	Trustee	Less than one year	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None

(1)	The number of portfolios also includes the Fund which was formed after December 31, 2006.

(2)	Mr. Wagoner would be an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

          Additional Expected Trustee ownership of Evergreen Funds shares

          The table shows the dollar range of each additional expected Trustee’s investment in the Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2006.

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Evergreen Fund Complex

William Walt Pettit	$0	Over $100,000

Richard J. Shima	$0	Over $100,000

Richard K. Wagoner	$0	Over $100,000

Officers of the Fund

Set forth below are the principal officers of the Fund.

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Name, Address and Date of Birth	Position with Fund	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President	less than one year	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer	less than one year	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary	less than one year	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer	less than one year	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

(1)            Each officer has served in such capacity since the Fund’s inception in 2007.

TRUSTEE COMPENSATION

Listed below is the Trustee compensation estimated to be paid by the Fund individually for the period beginning November 1, 2005 and ending October 31, 2006 assuming the Fund had been in existence during that entire period, and by the Fund and the Evergreen Select Fixed Income Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust, Evergreen Municipal Trust, Evergreen Equity Trust, Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Money Market Trust, Evergreen Variable Annuity Trust, Asset Allocation Trust, Evergreen Managed Income Fund, Evergreen Income Advantage Fund, Evergreen International Balanced Income Fund, Evergreen Utilities and High Income Fund and one other fund in the Evergreen fund complex for the twelve months ended December 31, 2006. Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the Fund and other funds sharing the obligation of Trustee compensation. The Trustees do not receive pension or retirement benefits from the Fund.

The Fund has no employees. Officers of the Fund are compensated by EIMC and/or its affiliates in their capacities as employees of such entities.

Current Trustee	Aggregate Estimated Compensation from the Fund	Total Compensation from Evergreen Fund Complex(1) (2)

Charles A. Austin III	$2,500	$215,500

K. Dun Gifford	$2,500	$179,750

Leroy Keith Jr.	$2,500	$184,500

Gerald McDonnell	$2,500	$175,500

Patricia B. Norris	$2,500	$ 77,000

David M. Richardson	$2,500	$175,500

Russell A. Salton, III	$2,500	$208,000

Michael S. Scofield	$2,500	$308,750

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(1)	The Evergreen Fund Complex consists of ten open-end investment management companies representing eighty-nine separate series and five closed-end funds.

(2)

The Trustees’ Deferred Compensation Plan provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment products in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Pursuant to the Trustees’ Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2006. The amounts listed below will be payable in later years to the respective Trustees:

Austin:	$107,750
McDonnell:	$ 66,500
Salton:	$ 41,600

Additional Expected Trustee	Aggregate Estimated Compensation from the Fund	Total Compensation from Evergreen Fund Complex(1)(2)
William Walt Pettit	$2,500	$176,250
Richard J. Shima	$2,500	$204,000
Richard K. Wagoner	$2,500	$183,000

Election of Trustees is non-cumulative. Accordingly, holders of a majority of the outstanding common shares may elect all of the Trustees who may be elected by such holders.

Limitation of Trustees’ Liability

The Agreement and Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

Under Delaware law, the Fund is entitled to indemnify and hold harmless any Trustee or other person from and against any and all claims and demands whatsoever. The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by law, including the advancing of expenses incurred in connection therewith. Indemnification may be

27

against judgments, penalties, fines, compromises and reasonable accountants’ and counsel fees actually incurred by the Trustee or officer in connection with the proceeding.

The indemnification rights provided or authorized by the Agreement and Declaration of Trust or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Trustees and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund.

THE ADVISORY AGREEMENTS, ADMINISTRATOR AND TRANSFER AGENT

Investment Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are neither “interested persons” of the Fund as defined in the 1940 Act (collectively, the “Disinterested Trustees”), has the responsibility under the 1940 Act to approve the Fund’s management agreements for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters. The Fund’s Board of Trustees, including the Disinterested Trustees, approved EIMC’s investment advisory agreement for an initial two-year term on March 15, 2007.

EIMC’s investment advisory agreement was approved by the sole common shareholder of the Fund on March 16, 2007. The investment advisory agreement will continue in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities (as provided in the 1940 Act). In either case, the terms of the investment advisory agreement and continuance thereof must be approved by the vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time, without payment of penalty, upon 60 days’ written notice to EIMC by the Fund’s Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. The investment advisory agreement may be terminated at any time, without payment of penalty, upon 60 days’ written notice to the Fund by the EIMC. The investment advisory agreement will terminate automatically upon its “assignment” as that term is defined in the 1940 Act.

Under the investment advisory agreement, and subject to the supervision of the Fund’s Board of Trustees, EIMC will provide the Fund with investment advisory, management and administrative services, office space, all necessary facilities, equipment, and personnel in connection with its services for managing the investment and reinvestment of the Fund’s assets. EIMC pays for all of its expenses incurred in connection with the provision of its services. Pursuant to the investment advisory agreement, EIMC may enter into an agreement to retain, at its own expense, a firm or firms to provide the Fund with all or some of the

28

services to be provided by EIMC under the investment advisory agreement, provided such agreement is approved as required by law.

The investment advisory agreement further provides that EIMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from EIMC’s willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations and duties under such agreement.

EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a wholly owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation.

Investment Sub-Advisory Agreement

Crow Point provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into among the Fund, EIMC, and Crow Point (the “Sub-Advisory Agreement”).

The Sub-Advisory Agreement was approved by the Board of Trustees (including a majority of the Disinterested Trustees) on March 15, 2007. The Sub-Advisory Agreement was approved by the sole common shareholder of the Fund on March 16, 2007. The Sub-Advisory Agreement will continue in effect for two years from its effective date and, thereafter so long as such continuance is approved in the manner provided in the 1940 Act. The Sub-Advisory Agreement may be terminated at any time without payment of any penalty, by the Fund’s Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to Crow Point or by Crow Point upon 60 days prior written notice to EIMC, or upon such shorter notice as may be mutually agreed upon. The Sub-Advisory Agreement may also be terminated, without the payment of any penalty, by EIMC (i) upon 60 days prior written notice to Crow Point; (ii) upon material breach by Crow Point of any representations and warranties set forth in the agreement, if such breach has not been cured within 7 days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of EIMC, Crow Point becomes unable to discharge its duties and obligations under the Sub-Advisory Agreement, including circumstances such as the insolvency of Crow Point, the termination, resignation or other loss of a key portfolio manager, or other circumstances that EIMC determines could adversely affect the Fund. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder as well as upon termination of the investment advisory agreement between EIMC and the Fund.

Under the terms of the Sub-Advisory Agreement, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Sub-Advisory Agreement on the part of Crow Point, Crow Point will not be liable for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Crow Point is located at 10 The New Driftway, Scituate, MA 02066. Crow Point Partners, LLC is owned by Timothy O’Brien and Peter DeCaprio, and by M.D. Sass-Macquarie Financial Strategies, L.P. and M.D. Sass-Macquarie Financial Strategies Investment Vehicle, LLC, each of which is controlled by certain principals of the M.D. Sass Group and Macquarie Bank Limited. The M.D. Sass Group is a New York - based money management firm founded in 1972 with $9.3 billion in assets under management as of December 31, 2006 and its principal office is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036. Macquarie Bank Limited is a publicly traded Australian investment bank with $111.0 billion in assets under management as of December 31, 2006 and its principal office is located at 20 Bond Street, Level 22, Sydney, Australia 2000. Messrs. O’Brien and DeCaprio are the sole Managing Directors of Crow Point.

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Board Consideration of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement

        In considering approval of each of the investment advisory agreement and the sub-advisory agreement (collectively, the “Advisory Agreements”), the Trustees reviewed materials provided by EIMC and considered, among other factors, the identity and experience of the portfolio managers who would manage the Fund, the fees to be paid by the Fund to EIMC, and the fees to be paid by EIMC to Crow Point. In making their decision, the Trustees relied, in part, on comparisons of the Fund’s projected fees and expenses to the fees and expenses of other funds with generally comparable investment strategies.

        The Trustees noted that the proposed advisory fee and projected expenses were at approximately the median of the fees and expenses of a group of similar closed-end funds. The Trustees noted specifically the favorable performance of Crow Point personnel in managing other Evergreen funds (principally during the period of their employment by EIMC). In addition, they discussed with representatives of EIMC its internal controls and policies relating to the use of derivatives for the Fund.

        The Trustees also considered information provided to them as to the profitability to EIMC of the proposed investment management agreement and administrative agreement for the Fund.

        After reviewing a variety of factors, including those described above, the Trustees concluded that: (i) the services provided by each of the Advisors appeared appropriate and consistent with their obligations to the Fund; and (ii) the fees for such services appeared reasonable and consistent with industry norms for funds of comparable size and asset class.

Based on the foregoing, the Trustees concluded that approval of each of the Advisory Agreements would be in the best interests of the Fund’s shareholders.

Administrator

Evergreen Investment Services, Inc. (“EIS”), serves as administrator, subject to the supervision and control of the Fund’s Board of Trustees. EIS provides the Fund with administrative office facilities, equipment and personnel. For these services, the Fund will pay a monthly fee at an annual rate of 0.05% of the Fund’s average daily total assets.

Custodian

State Street Bank and Trust Company (“State Street”) serves as custodian. State Street, located at 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of the Fund’s securities and cash and performs other related duties.

Independent Registered Public Accounting Firm

KPMG LLP serves as independent public accountant. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Fund.

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Transfer Agent

Computershare Shareholder Services, Inc. (formerly known as EquiServe Trust Company, N.A.) has entered into a transfer agency and service agreement with the Fund pursuant to which, among other services, Computershare Shareholder Services, Inc. (formerly known as EquiServe Trust Company, N.A.) provides certain transfer agency services to the Fund. The transfer agency and service agreement may be terminated by the Fund or Computershare Shareholder Services, Inc. (formerly known as EquiServe Trust Company, N.A.) (without penalty) at any time upon not less than 60 days’ prior written notice to the other party to the agreement.

Code of Ethics

The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (each, a “Code of Ethics”). Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC. The Codes of Ethics are available, without charge, on the SEC’s Internet Web site at

http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Potential Conflicts of Interest

The Fund is managed by the Advisors. EIMC and Crow Point also serve as investment advisor to other Evergreen funds and other accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other Evergreen funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then available, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Evergreen funds or a private account managed by EIMC or Crow Point seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if EIMC or Crow Point decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Evergreen funds may have the same or similar investment objectives and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.

Affiliated Securities Lending Agent

Wachovia Bank N.A. may serve as securities lending agent in respect of a portion of the Fund’s securities and will be compensated for those services on a basis approved by the Board of Trustees.

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PORTFOLIO MANAGERS

Other Funds and Accounts Managed. The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Fund as of February 28, 2007.

	(Assets in thousands)
Portfolio Manager
Joseph DeSantis	Registered Investment Companies
	Number of Accounts	1
	Total Assets	$232,895
	Number of those subject to performance fee	0
	Total Assets subject to performance fee	0
	Other pooled investment vehicles
	Number of Accounts	0
	Total Assets	0
	Number of those subject to performance fee	0
	Total Assets subject to performance fee	0
	Other Accounts
	Number of Accounts	0
	Total Assets	0
	Number of those subject to performance fee	0
	Total Assets subject to performance fee	0
Timothy O’Brien	Registered Investment Companies
	Number of Accounts	2
	Total Assets	$787,200
	Number of those subject to performance fee	0
	Total Assets subject to performance fee	0
	Other pooled investment vehicles
	Number of Accounts	1
	Total Assets	$19,000
	Number of those subject to performance fee	1
	Total Assets subject to performance fee	$4,000
	Other Accounts
	Number of Accounts	0
	Total
	Assets	0
	Number of those subject to performance fee	0
	Total Assets subject to performance fee	0
Timothy Stevenson	None
Gary Li	None
David Phillips	None

Conflict of Interest

EIMC

Portfolio managers may experience certain conflicts of interest in managing the Fund’s investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across other eligible funds and accounts. EIMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple funds and other accounts may give rise to potential conflicts of interest, particularly if the funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a fund, which may constitute a conflict with the interest of that certain fund. EIMC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

EIMC will not receive a performance fee for its management of the Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

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EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

Crow Point Partners, LLC

Crow Point manages other investment vehicles including certain investment vehicles that are not affiliated with Evergreen. Such investment vehicles may have investment objectives and strategies similar to the Fund’s.  The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that the Fund’s advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by EIMC. In addition, side-by-side trading rules have been agreed between EIMC and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Evergreen funds are not disadvantaged in favor of other clients or investors of Crow Point in any investment, trading or allocations.

Compensation

EIMC Compensation.

For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is

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weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance-related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each portfolio manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2006, the investment performance component of each portfolio manager’s bonus for serving as portfolio manager of other funds in the Fund Complex was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks, however, may change for purposes of calculating bonus compensation for calendar year 2007.

Portfolio Manager

Portfolio Manager	Benchmark
Joseph DeSantis	Lipper Small Cap Growth
Lipper Mid Cap Growth
Lipper Small Cap Value
Lipper International Multi-Cap Core
Lipper Utility
Large Cap Value
Lipper Equity Income
Lipper Large Cap Growth
Lipper Multi-Cap Growth
Lipper Global Small/Mid-Cap Growth
Lipper Gold Oriented
Lipper Emerging Markets
Timothy Stevenson	None
Gary Li	None
David Phillips	None

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

•	medical, dental, vision and prescription benefits,

•	life, disability and long-term care insurance,

•	before-tax spending accounts relating to dependent care, health care, transportation and parking, and

•	various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees

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above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Crow Point Compensation.

Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

Fund Holdings

The table below presents the dollar range of investment each portfolio manager holds in the Fund as of the date of this Statement of Additional Information.

Evergreen Global Dividend Opportunity Fund

Portfolio Manager
Joseph DeSantis	None
Timothy O’Brien	None
Timothy Stevenson	None
Gary Li	None
David Phillips	None

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager as of February 28, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager
Portfolio Manager	Holdings in Evergreen family of funds
Joseph DeSantis	$250,001-500,000
Timothy O’Brien	$10-001-$50,000
Timothy Stevenson	None
Gary Li	$1,000-$10,000
David Phillips	None

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2006. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce	Over $1,000,000
President, EIS

Christopher Conkey	Over $1,000,000
Chief Investment Officer, EIMC

Dennis Ferro	Over $1,000,000
Chief Executive Officer, EIMC

Richard Gershen	$500,001 - $1,000,000
Head of Business Strategy, Risk and
Product Management, EIMC

W. Douglas Munn	$500,001 - $1,000,000
Chief Operating Officer, EIMC

Patrick O'Brien	Over $1,000,000
President, Institutional Division,
EIMC

Peter Cieszko	$100,001 - $500,000
Executive Managing Director and
President of Global Distribution, EIMC

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PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by one of the Advisors pursuant to authority contained in the Fund’s investment advisory agreements. Certain securities purchased and sold on behalf of the Fund will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s markup or markdown. The relevant Advisor normally seeks to deal directly with the primary market makers unless, in their opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. The relevant Advisor seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, the relevant Advisor considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

The Advisors may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by the Advisors. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if the relevant Advisor determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

The research received from broker-dealers may be useful to the Advisors in rendering investment management services to the Fund as well as other investment companies or other accounts managed by the Advisors, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Advisors in carrying out their respective obligations to the Fund. The receipt of such research has not reduced the Advisors’ normal independent research activities; however, it enables the Advisors to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staff.

The Evergreen funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds’ total operating expenses. Pursuant to third-party brokerage arrangements, certain of the

36

funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.  The Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with EIMC that places trades through its wholly owned subsidiary, First Clearing LLC. Wachovia Securities, LLC is a majority-owned subsidiary of Wachovia Corporation, the parent of the Fund’s investment advisor.

The Board of Trustees will periodically review the Advisors’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

Additionally, on most fixed-income security and certain derivative transactions, the Fund will typically pay an undisclosed amount of “mark-up” that is included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty).

U.S. FEDERAL INCOME TAX MATTERS

Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a)       derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in certain qualified publicly traded partnerships (as defined below);

(b)      distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)       diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; or in the securities of one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified

37

publicly traded partnership” (defined as a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. The Fund may also retain for investment its net capital gain (the excess, if any, of net long-term capital gains over net short-term capital losses). If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

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Fund Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Capital losses may be carried forward to each of the eight taxable years succeeding the loss year. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2010, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and certain qualified foreign corporations as “qualified dividend income,” provided holding period and other requirements described below are met by the Fund. The Fund’s call writing activities may affect its ability to meet the holding period requirements (see “Options, Futures, Forward Contracts and Swap Agreements” below). Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets holding period and other requirements described below with respect to the Fund’s shares. In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in “substantially similar or related” property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Fund dividends representing distributions of interest income and net short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, the Fund cannot predict what portion of Fund distributions will be derived from qualified dividend income. In addition, the special rules relating to the tax treatment of qualified dividend income apply only to taxable years beginning on or before December 31, 2010. Thereafter, all of the Fund’s distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

The long-term capital gain rates applicable to most individual shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2010.

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The Internal Revenue Service (“IRS”) currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, in the event that the Fund issues preferred shares, the Fund intends each year to allocate Capital Gain Dividends between and among its common shares and any series of preferred shares issued by the Fund in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction or reduced rates applicable to qualified dividend income will similarly be allocated between and among the two (or more) classes.

Return of Capital Distributions. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent the Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), as the Fund may elect to do, and the distributions are supported by the Fund’s “current earnings and profits” (realized income and gain of the current year), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund. Moreover, in such cases the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any preferred shares issued by the Fund, and only thereafter to distributions made to holders of common shares. As a result, the holders of preferred shares would receive a disproportionate share of the distributions treated as dividends, and the holders of the common shares would receive a disproportionate share of the distributions treated as a return of capital.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sales, Exchanges or Redemptions of Fund Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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Options, Futures, Forward Contracts and Swap Agreements. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code (“section 1256 contracts”). The Fund’s positions in these section 1256 contracts will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the options at end of the Fund’s taxable year (October 31) (or if the contract or option is disposed of, upon disposition) Under this system, 60% of the gains or losses from such listed equity index call options, futures contracts (including, unless the fund elects otherwise, foreign currency futures contracts) and options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term gains or losses. The Fund’s positions in options that do not qualify as section 1256 contracts under the Code, including unlisted options on equity indices, listed options on narrow-base equity indices and options on individual stocks, generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Call options that are considered “covered” for U.S. federal income tax purposes—that is, options on stocks that the Fund owns and options on securities indices that include stocks that significantly overlap with the stocks owned by the Fund and that are considered to substantially diminish the Fund’s risk of loss in either position under IRS regulations—and other devices used by the Fund may be subject to the loss-deferral and holding period adjustment provisions of the U.S. federal income tax straddle rules. Some covered call options that are not deep-in-the-money constitute “qualified covered call options” (as defined in Section 1092 of the Code) and may be excepted from the straddle rules. For qualified covered call options, however, the holding period for the offsetting property may be calculated without regard to the time when the options are outstanding. Consequently, gains that would otherwise constitute long-term capital gains may be treated as short-term, and distributions that would otherwise constitute “qualified dividend income” may not satisfy the holding period requirements and therefore may be taxed as ordinary income. The call options that are covered by shares but do not constitute “qualified covered call options” and other devices employed by the Fund that substantially diminish its risk of loss in offsetting positions in “substantially similar or related” property (as defined in the Code) are treated as straddles. The straddle rules require that certain losses be deferred. In addition, the holding period for positions considered part of a straddle will generally not begin until after the offsetting position is no longer outstanding. These rules could affect the amount, timing and character of distributions to shareholders.

41

Certain of the Fund’s hedging activities (including its transactions in foreign currencies and foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital as described under “—Return of Capital Distributions” and (iii) thereafter as a gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Currency Transactions. The Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time a Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss for tax purposes. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss for tax purposes. This may produce a difference between the Fund’s book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

Foreign Taxation. If more than 50% of the Fund’s assets at its year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date (or, in the case of certain preferred stock, at least 45 days during the 90-day period surrounding such date) to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Tender Offers. From time to time the Fund may make a tender offer for its common shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all common shares and dispose of any preferred shares issued by the Fund and held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all common shares and dispose of all preferred shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its common shares, or retains a substantial portion of its preferred shares, such shareholder may be treated as having received a taxable dividend upon the tender of its common shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the preferred shares held by a preferred shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that common shareholders and non-redeeming preferred shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of common shares, the Fund will be required to make additional distributions to its common shareholders.

42

Original Issue Discount and Payment-in-Kind Securities. Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs. The Fund may invest in real estate investment trusts (“REITs”), including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice recently issued by the IRS and Treasury regulations which have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). Under current law, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, a 100% excise tax is imposed on such unrelated business taxable

43

income. Under recent IRS guidance, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholders, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

Passive Foreign Investment Companies. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may be able to elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Dividends Received Reductions. Dividends of investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 91 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to an option or otherwise) to make related payments with respect to positions in “substantially similar or related” property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend

44

and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, dividends that are “effectively connected” with the shareholder’s conduct of a trade or business in the United States will not be subject to withholding provided the shareholder meets certain applicable certification requirements. In addition, dividends that are “effectively connected” with the shareholder’s conduct of a trade or business in the United States will not be subject to withholding provided the shareholder meets certain applicable certification requirements. In addition, effective for taxable years of the Fund before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly-designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person and (ii) properly-designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

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Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends that it receives or gains that it realizes on a sale or disposition of shares are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend or gain will be subject to U.S. federal net income taxation at regular income tax rates. If a shareholder who is a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that shareholder in the United States.

Backup Withholding. The Fund may be required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates, the foreign investor may be required to comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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EXPERTS

The statement of assets and liabilities of the Fund as of February 12, 2007 appearing in this Statement of Additional Information has been audited by KPMG LLP, the Fund’s Independent Registered Public Accounting Firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP, located at 99 High Street, Boston, MA 02110, provides accounting and auditing services to the Fund.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Evergreen Global Dividend Opportunity Fund:

We have audited the accompanying statement of assets and liabilities of Evergreen Global Dividend Opportunity Fund (“the Fund”), as of February 12, 2007. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Evergreen Global Dividend Opportunity Fund as of February 12, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
February 12, 2007

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EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND
Statement of Assets and Liabilities
February 12, 2007

ASSETS
Cash	$100,084
Deferred offering costs	500,000

Total Assets	600,084

LIABILITIES
Payable for offering costs	500,000

NET ASSETS	$100,084

Shares
Outstanding	5,240

Net asset value ($100,084/5,240 shares outstanding)	$19.10

The accompanying notes are an integral part of the financial statement.

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EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND
Notes to Statement of Assets and Liabilities
February 12, 2007

Note 1 - Organization

Evergreen Global Dividend Opportunity Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company.

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Note 2 - Significant Accounting Policies

(a) Valuation of Cash: Cash is valued at cost, which approximates market value.

(b) Organization Expenses and Offering Costs: Organization expenses relating to organizing the Fund have been incurred by Evergreen Investment Management Company LLC (“EIMC”). Offering costs are estimated to be approximately $500,000. EIMC has also agreed to pay offering costs (excluding sales charges) that exceed $0.04 per share. Offering costs up to $0.04 per share and sales charges will be borne by the Fund and its shareholders and will be accounted for as a reduction to paid in capital upon completion of the offering. Based on an estimated expected offering of 12,500,000 shares, all of the organizational and offering costs will be borne by the Fund.

(c) Federal Taxes: The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision will be required.

Note 3 - Investment Advisory Fee and Other Affiliated Transactions

EIMC serves as investment adviser to the Fund. As compensation for EIMC’s services, the Fund will pay EIMC a management fee at an annual rate of 0.95% of the Fund's average daily total assets (as defined in the Investment Advisory Agreement between the Fund and EIMC).

Crow Point Advisors, LLC will serve as the Fund’s investment sub-advisor and will be paid by EIMC for its services to the Fund

Evergreen Investment Services, Inc. (“EIS”) serves as administrator to the Fund. As administrator, EIS provides the Fund certain administrative and accounting services and is paid an annual fee of 0.05% of the Fund’s average daily total assets.

Note 4 - Service Providers

The Fund has retained State Street Bank and Trust Company as custodian. Computershare Shareholder Services, Inc. will serve as the transfer agent, registrar, shareholder servicing agent and dividend disbursing agent for the Fund’s shares.

Note 5 - Fund Shares

The Fund has authorized an unlimited number of common shares, without par value, of which 5,240 shares were issued and outstanding at February 12, 2007.

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Appendix A

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer’s ability to pay interest and/or principal when due. Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely

A-1

to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A-2

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

•

On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

•

Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-3

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

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CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

—  Leading market positions in well-established industries.

—  High rates of return on funds employed.

—  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

—  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major

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ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

•

On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

•

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to

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change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

—  Leading market positions in well-established industries.

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—  High rates of return on funds employed.

—   Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—   Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

—   Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

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C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

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Appendix B

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

June 10, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen’s Investment Policy Committee. The Committee is responsible for approving Evergreen’s proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

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Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

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•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•

A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

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•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

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At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•

The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

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4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction - How has the market responded to the proposed deal?

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•	Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

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Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

o	A minimum vesting of three years for stock options or restricted stock; or

o	Deferred stock payable at the end of a three-year deferral period.

•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

B-8

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

B-9

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions

B-10

requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

B-11

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;

B-12

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

B-13

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

B-14

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

B-15

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

B-16

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

B-17

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

B-18

PART C – OTHER INFORMATION

Item 25: FINANCIAL STATEMENTS AND EXHIBITS

1. FINANCIAL STATEMENTS:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed herewith as part of the Statement of Additional Information.

2. EXHIBITS:

Exhibit No.	Description of Exhibits
(a)(1)	Amended and Restated Certificate of Trust, dated January 11, 2007 (1).

(a)(2)	Second Amended and Restated Agreement and Declaration of Trust, filed herewith.
(b)	Second Amended and Restated By-Laws of Registrant, filed herewith.
(c)	Not applicable.

(d)(1)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust, filed herewith as part of Exhibit (a)(2).
(d)(2)	Article II (Meetings of Shareholders) of the Amended and Restated By-Laws of Registrant, filed herewith as part of Exhibit (b).
(e)	Automatic Dividend Reinvestment Plan, filed herewith.
(f)	Not applicable.

(g)(1)	Form of Investment Advisory Agreement between Registrant and Evergreen Investment Management Company, LLC, filed herewith.

(g)(2)	Form of Investment Sub-Advisory Agreement among Registrant, Evergreen Investment Management Company, LLC, and Crow Point Partners, LLC, filed herewith.
(h)(1)	Form of Underwriting Agreement, filed herewith.

(h)(2)	Form of Structuring Fee Agreement between Evergreen Investment Management Company, LLC and Wachovia Capital Markets, LLC, filed herewith.

(h)(3)	Form of Structuring Fee Agreement between Evergreen Investment Management Company, LLC and A.G. Edwards & Sons, Inc., filed herewith.

(i)	Form of Deferred Compensation Plan. (2)
(j)	Form of Custodian Agreement between Registrant and State Street Bank and Trust Company. (2)
(k)(1)	Form of Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc., filed herewith.
(k)(2)	Form of Transfer Agency and Service Agreement by and among Registrant, EquiServe, Inc., and EquiServe Trust Company, N.A. (1)
(l)(1)	Consent of Ropes & Gray LLP, filed herewith.
(l)(2)	Opinion and consent of Richards, Layton & Finger, P.A., filed herewith.
(m)	Not applicable.

(n)	Consent of KPMG LLP, the Registrant’s Independent Registered Public Accounting Firm, filed herewith
(o)	Not applicable.
(p)	Subscription Agreement. (2)
(q)	Not applicable.
(r)(1)	Code of Ethics for Evergreen Global Dividend Opportunity Fund. (2)
(r)(2)	Code of Ethics for Evergreen Investment Management Company, LLC. (2)
(r)(3)	Code of Ethics for Crow Point Partners, LLC. (2)
(s)	Powers of Attorney. (1)

--------------------------------------
(1) = Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2, File No. 333-140015 filed on January 16, 2007.

(2) = Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-2, File No. 333-140015 filed on February 23, 2007.

Item 26: MARKETING ARRANGEMENTS

Please see Exhibits (h)(1), (h)(2), and (h)(3) of Item 25 of this Registration Statement.

Item 27: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement.

SEC Registration Fees:	$	*7,675.00
National Association of Securities Dealers, Inc. Fees:	$	*25,000.00
New York Stock Exchange Listing Fees:	$	*30,000.00
Printing Expenses:	$	*50,000.00
Legal Fees:	$	*250,000.00
Accounting Fees	$	*10,000.00
Marketing Fees:	$	*126,825.00
Miscellaneous Expenses:	$	*500.00

Total	$	*500,000.00

* Estimated expenses.

Item 28: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 29: NUMBER OF HOLDERS OF SECURITIES (As of March 16, 2007)

Title of Class	Number of Record Holders

Common Shares, no par value	1

Item 30: Indemnification

Prior to its commencement of operations, Registrant will have obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

Provisions for the indemnification of the Registrant’s Trustees and officers are also contained in the Registrant’s Agreement and Declaration of Trust, which is filed herewith.

The Investment Advisory Agreement between the Registrant and Evergreen Investment Management Company, LLC contains provisions for the indemnification of the Registrant’s Advisor.

The Underwriting Agreement contains provisions requiring indemnification of the Registrant’s underwriters by the Registrant.

Each of the Structuring Fee Agreements contains provisions requiring indeminification of the Registrant’s underwriters by Evergreen Investment Management Company, LLC.

The Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc. contains provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant’s Administrator.

The Transfer Agency and Service Agreement with the Registrant’s transfer agent contains provisions for the indemnification of EquiServe, Inc. and EquiServe Trust Company, N.A., collectively the Registrant’s transfer agent (currently known as Computershare Shareholder Services, Inc.).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31: BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR AND INVESTMENT SUB-ADVISORS

(a) The Directors and principal executive officers of Wachovia Bank, N.A. are:

G. Kennedy Thompson	Chairman, Chief Executive Officer and Director, Wachovia Corporation and Wachovia Bank, N.A.

Mark C. Treanor	Executive Vice President, Secretary & General Counsel, Wachovia Corporation; Secretary and Executive Vice President, Wachovia Bank, N.A.

Thomas J. Wertz	Senior Executive Vice President and Chief Financial Officer, Wachovia Corporation and Wachovia Bank, N.A.

All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, Charlotte, NC 28288

The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

The information required by this item with respect to Crow Point Partners, LLC is incorporated by reference to the Form ADV (File No. 801-67184) of Crow Point Partners, LLC.

Item 32: LOCATIONS OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-3 promulgated thereunder are maintained at one of the following locations:

Evergreen Investment Services, Inc. and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116.

Crow Point Partners, LLC, 10 The New Driftway, Scituate, MA 02066.

Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.

Computershare Shareholder Services, Inc. (formerly known as EquiServe Trust Company, N.A.), 250 Royall Street, Canton, Massachusetts 02021

Item 33: MANAGEMENT SERVICES.

Not applicable.

Item 34: UNDERTAKINGS.

(1) The Registrant undertakes to suspend the offering of its shares until it amends the Prospectus if (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant hereby undertakes:

(a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, and the State of North Carolina on the 27th day of March, 2007.

EVERGREEN GLOBAL DIVIDEND
OPPORTUNITY FUND

By: /s/ Dennis H. Ferro

Dennis H. Ferro
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated and on the 27th day of March, 2007.
Name	Capacity

/s/ Kasey Phillips Kasey Phillips*	Treasurer (Principal Financial and Accounting Officer)
/s/ Dennis H. Ferro Dennis H. Ferro	President (Chief Executive Officer)
/s/ Charles A. Austin, III Charles A. Austin, III*	Trustee
/s/ K. Dun Gifford K. Dun Gifford*	Trustee
/s/ Leroy Keith, Jr. Leroy Keith, Jr.*	Trustee
/s/ Gerald M. McDonnell Gerald M. McDonnell*	Trustee
/s/ Patricia B. Norris Patricia B. Norris*	Trustee

/s/ David M. Richardson David M. Richardson*	Trustee
/s/ Russell A. Salton, III MD Russell A. Salton, III MD*	Trustee
/s/ Michael S. Scofield Michael S. Scofield*	Chairman of the Board of Trustees and Trustee

*By: /s/ Maureen E. Towle

Maureen E. Towle

Attorney-In-Fact

Dated: March 27, 2007

INDEX TO EXHIBITS

Exhibit	Exhibit Name

(a)(2)	Second Amended and Restated Agreement and Declaration of Trust

(b)	Second Amended and Restated By-Laws of Registrant

(e)	Automatic Dividend Reinvestment Plan.

(g)(1)	Form of Investment Advisory Agreement between Registrant and Evergreen Investment Management Company, LLC.

(g)(2)	Form of Investment Sub-Advisory Agreement among Registrant, Evergreen Investment Management Company, LLC, and Crow Point Partners, LLC.

(h)(1)	Form of Underwriting Agreement.

(h)(2)	Form of Structuring Fee Agreement between Evergreen Investment Management Company, LLC and Wachovia Capital Markets, LLC.

(h)(3)	Form of Structuring Fee Agreement between Evergreen Investment Management Company, LLC and A.G. Edwards & Sons, Inc.

(k)(1)	Form of Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc.

(l)(1)	Consent of Ropes & Gray LLP.

(l)(2)	Opinion and Consent of Richards, Layton & Finger, P.A.

(n)	Consent of KPMG LLP, the Registrant’s Independent Registered Public Accounting Firm.